                                                                    Exhibit 10.1

                                                                  EXECUTION COPY



--------------------------------------------------------------------------------
Recording requested by, and when
recorded, please return to:
McGuireWoods LLP
77 West Wacker Drive
Suite 4500
Chicago, Illinois 60601
ATTN: W. Kirk Grimm, Esq.
--------------------------------------------------------------------------------
                                  (Space Above This Line Reserved for Recorder's
                                                       Use Only)


================================================================================

                       AMENDED AND RESTATED MASTER LEASE
                           dated as of May 15, 2001

                                    between

                            ABN AMRO LEASING, INC.,
                                 as the Lessor

                                      and

                              BEA SYSTEMS, INC.,
                                 as the Lessee

                         San Jose, California Facility

================================================================================

     This Lease is superior to a deed of trust in favor of ABN AMRO Bank, N.V., as Agent (the "Agent") recorded under the Participation Agreement dated as
                    -----
     of February 13, 2001 among the Lessee, the Lessor, the Participants and the Agent for the benefit of the Participants. This Lease has been executed in counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                          Page
                                                                                                                          ----
     ARTICLE I............................................................................................................   2
      1.1  Definitions; Interpretation....................................................................................   2

     ARTICLE II...........................................................................................................   2
      2.1  Acceptance and Lease of Property...............................................................................   2
      2.2  Acceptance Procedure...........................................................................................   2
      2.3  Lease Term.....................................................................................................   2
      2.4  Title..........................................................................................................   2
      2.5  Appointment....................................................................................................   2
      2.6  Acceptance; Construction.......................................................................................   3

     ARTICLE III..........................................................................................................   3
      3.1  Rent...........................................................................................................   3
      3.2  Payment of Basic Rent..........................................................................................   3
      3.3  Supplemental Rent..............................................................................................   3
      3.4  Method of Payment..............................................................................................   4

     ARTICLE IV...........................................................................................................   4
      4.1  Utility Charges................................................................................................   4

     ARTICLE V............................................................................................................   4
      5.1  Quiet Enjoyment................................................................................................   4

     ARTICLE VI...........................................................................................................   4
      6.1  Net Lease......................................................................................................   4
      6.2  No Termination or Abatement....................................................................................   5

     ARTICLE VII..........................................................................................................   6
      7.1  Nature of Transaction; Intent of the Parties...................................................................   6
      7.2  UCC Information................................................................................................   8

     ARTICLE VIII.........................................................................................................   9
      8.1  Condition of the Property......................................................................................   9
      8.2  Possession and Use of the Property.............................................................................  10

     ARTICLE IX...........................................................................................................  10
      9.1  Compliance with Requirements of Law and Insurance Requirements.................................................  10

     ARTICLE X............................................................................................................  11
      10.1  Maintenance and Repair; Return................................................................................  11

     ARTICLE XI...........................................................................................................  11
      11.1  Improvements..................................................................................................  11

ARTICLE XII...........................................................................................................   11
 12.1 Warranty of Title...............................................................................................   11
 12.2 Grants and Releases of Easements................................................................................   12

ARTICLE XIII..........................................................................................................   13
 13.1 Permitted Contests Other Than in Respect of Indemnities.........................................................   13

ARTICLE XIV...........................................................................................................   13
 14.1 General Liability and Workers' Compensation Insurance...........................................................   13
 14.2 Reserved........................................................................................................   14
 14.3 Coverage........................................................................................................   14

ARTICLE XV............................................................................................................   15
 15.1 Casualty and Condemnation.......................................................................................   15
 15.2 Environmental Matters...........................................................................................   16
 15.3 Notice of Environmental Matters.................................................................................   17

ARTICLE XVI...........................................................................................................   17
 16.1 Termination upon Certain Events.................................................................................   17
 16.2 Procedures......................................................................................................   18
 16.3 Purchase of Property............................................................................................   19

ARTICLE XVII..........................................................................................................   19
 17.1 Lease Events of Default.........................................................................................   19
 17.2 Remedies........................................................................................................   22
 17.3 Waiver of Certain Rights........................................................................................   25
 17.4 Further Remedies................................................................................................   25
 17.5 Remedies Cumulative.............................................................................................   30
 17.6 The Lessee's Right to Cure......................................................................................   30

ARTICLE XVIII.........................................................................................................   30
 18.1 The Lessor's Right to Cure the Lessee's Lease Defaults..........................................................   30

ARTICLE XIX...........................................................................................................   31
 19.1 Provisions Relating to the Lessee's Termination of this Lease or Exercise of
      Purchase Option or Obligation and Conveyance Upon Remarketing and
      Conveyance Upon.................................................................................................   31
 19.1 Certain Other Events............................................................................................   31

ARTICLE XX............................................................................................................   32
 20.1 Purchase Option.................................................................................................   32
 20.2 Expiration Date Purchase Obligation.............................................................................   32
 20.3 Acceleration of Purchase Obligation.............................................................................   33

ARTICLE XXI...........................................................................................................   33
 21.1 Renewal.........................................................................................................   33

  ARTICLE XXII..........................................................................................................  34
   22.1  Option to Remarket.............................................................................................  34
   22.2  Certain Obligations Continue...................................................................................  37
   22.3  Support Obligations............................................................................................  37

  ARTICLE XXI...........................................................................................................  38
   23.1  Holding Over...................................................................................................  38

  ARTICLE XXIV..........................................................................................................  38
   24.1  Risk of Loss...................................................................................................  38

  ARTICLE XXV...........................................................................................................  39
   25.1  Subletting and Assignment......................................................................................  39

  ARTICLE XXVI..........................................................................................................  40
   26.1  Estoppel Certificates..........................................................................................  40

  ARTICLE XXVII.........................................................................................................  40
   27.1  Right to Inspect...............................................................................................  40
   27.2  No Waiver......................................................................................................  40

  ARTICLE XXVIII........................................................................................................  40
 28.1  Acceptance of Surrender..........................................................................................  40

  ARTICLE XXIX..........................................................................................................  41
   29.1  No Merger of Title.............................................................................................  41

  ARTICLE XXX...........................................................................................................  41
   30.1  Notices........................................................................................................  41

  ARTICLE XXXI..........................................................................................................  42
   31.1  Miscellaneous..................................................................................................  42
   31.2  Amendments and Modifications...................................................................................  43
   31.3  Successors and Assigns.........................................................................................  43
   31.4  Headings and Table of Contents.................................................................................  43
   31.5  Counterparts...................................................................................................  43
   31.6  GOVERNING LAW..................................................................................................  43
   31.7  Limitations on Recourse........................................................................................  43
   31.8  Original Lease.................................................................................................  43

APPENDICES

APPENDIX I      Definitions and Interpretation

EXHIBITS

EXHIBIT A      Lease Supplement
EXHIBIT B      Legal Description of Land

                       AMENDED AND RESTATED MASTER LEASE

     THIS AMENDED AND RESTATED MASTER LEASE (as amended, supplemented or otherwise modified from time to time, this "Lease"), dated as of May 15, 2001 is
                                            -----
by and between ABN AMRO LEASING, INC., an Illinois corporation, having its principal office at 135 S. LaSalle Street Chicago, Illinois 60603, as the lessor (together with its permitted successors and assigns, the "Lessor") and BEA
                                                          ------
SYSTEMS, INC., a Delaware corporation, having its principal office at 2315 North First Street, San Jose, CA 95131, as the lessee (the "Lessee").
                                                      ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     A. On the Closing Date the Lessor and the Lessee entered into the Original Lease and the Lease Supplement pursuant to the Original Participation Agreement;

     B. On the Closing Date the parties thereto entered into the Original Participation Agreement;

     C. The Lessee, the Lessor, the Participants and the Agent are entering into the Amended and Restated Participation Agreement (the "Participation
                                                            -------------
Agreement") on the Syndication Closing Date.  Pursuant to the Participation
---------
Agreement, the parties to the Original Lease desire to enter into this Lease for the purpose of amending and restating the Original Lease in its entirety;

     D. WHEREAS, the Lessor purchased the Land Interest on the Land Interest Acquisition Date, and the Land Interest will be leased to the Lessee subject to the terms of this Lease;

     E. WHEREAS, the Lessor desires to lease to the Lessee and the Lessee desires to lease from the Lessor, the Property pursuant to this Lease; and

     F. WHEREAS, the leasing of the Land Interest is an initial step in what is intended to be a series of transactions between the Lessor and the Lessee and/or between the Lessee and a third party. The Land Interest will be subdivided into three separate parcels, the Lessor (or another third party lessor) will construct an office building on each such parcel and, upon completion of construction, each element of the improved Property will be leased to the Lessee by the Lessor or another third party lessor pursuant to other documentation satisfactory to such parties.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that from and after the date hereof the Original Lease (including all Appendices and Exhibits thereto) shall be, and the same hereby is, amended and restated in its entirety to read as follows: (and all references in the Operative Documents to "the Lease" shall be deemed to be references to this Amended and Restated Master Lease):

                                  ARTICLE I.

     1.1  Definitions; Interpretation. Capitalized terms used but not otherwise
          ---------------------------
defined in this Lease have the respective meanings specified in Appendix 1 to
                                                                ----------
this Lease; and the rules of interpretation set forth in Appendix 1 to this
                                                         ----------
Lease shall apply to this Lease.


                                  ARTICLE II.

     2.1  Acceptance and Lease of Property. Effective as of the Closing Date,
          --------------------------------
the Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 6 of the Participation Agreement, accepted delivery of the Land Interest that was delivered on the Land Interest Acquisition Date pursuant to the terms of the Original Participation Agreement, and leased to the Lessee under the Lease for the Term (as defined in Section 2.3), the Lessor's interest in such
                                  -----------
Land Interest and the Lessee agreed, expressly for the direct benefit of the Lessor, to lease commencing on the Lease Commencement Date from the Lessor for the Term, the Lessor's interest in such Land Interest that was delivered on such Land Interest Acquisition Date.

     2.2  Acceptance Procedure. Under the Original Lease, the Lessor authorized
          --------------------
one or more employees of the Lessee, designated by the Lessee, as the authorized representative or representatives of the Lessor to accept delivery on behalf of the Lessor of the Property identified on the Acquisition Request. The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on the Land Interest Acquisition Date of the Lease Supplement in the form of Exhibit A
                                                                 ---------
hereto (appropriately completed), without further act, constituted the irrevocable acceptance by the Lessee of the Land Interest which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein.

     2.3  Lease Term.  The term of this Lease (the "Term") with respect to the
          ----------                                ----
Land Interest shall consist of (i) an agency term (the "Agency Term") beginning
                                                        -----------
on the Land Interest Acquisition Date and ending on the earlier of (A) the Completion of Construction, or (B) the second anniversary of the Closing Date, and (ii) a basic term (the "Basic Term") commencing on the day following the
                            ----------
last day of the Agency Term, and ending on the fifth anniversary of the Closing Date, unless the Term is renewed or earlier terminated in accordance with the provisions of this Lease.

     2.4  Title. The Property is leased to the Lessee without any representation
          -----
or warranty of title, condition of the Property or permitted uses, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property, other than for any such defect or exception constituting a Lessor Lien.

     2.5  Appointment. Pursuant to and subject to the terms and conditions set
          -----------
forth herein, the Lessor hereby irrevocably designates and appoints the Lessee as its exclusive agent for the identification and acquisition of the Land Interest and to oversee the design and construction of those Improvements the Existing Owner is obligated to design and construct in accordance with the Property Purchase Agreement. The Lessor hereby authorizes the construction of the Improvements by the Existing Owner pursuant to the Property Purchase Agreement.

     2.6  Acceptance; Construction. The Lessee hereby unconditionally agrees to
          ------------------------
act as agent of Lessor in accordance with Section 2.5 above. The Lessee will use
                                          -----------
commercially reasonable efforts to cause the Existing Owner to design and construct the Improvements to be designed and constructed on the Property in accordance with the Property Purchase Agreement and equipped in compliance with all Requirements of Law.

                                 ARTICLE III.

     3.1  Rent. (a) During the Term, the Lessee shall pay Basic Rent on each
          ----
Payment Date, on the date required under Section 22.1(i) in connection with the
                                         ---------------
Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate. Prior to the Basic Term Commencement Date the Advances shall accrue interest and yield which shall be capitalized and paid as Advances pursuant to the Participation Agreement. From and after the Basic Term Commencement Date, Basic Rent shall be payable in cash.

          (b) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portion of the Property to the Lessee on or before the Lease Commencement Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property.

     3.2  Payment of Basic Rent. Basic Rent shall be paid absolutely net to the
          ---------------------
Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction, whether or not the Lessee's quiet possession of the Property is disturbed.

     3.3  Supplemental Rent. The Lessee shall pay to the Lessor or the Person
          -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4  Method of Payment. Each payment of Rent shall be made by the Lessee to
          -----------------
the Lessor by 12:00 noon, Chicago time at the place of payment designated by Agent in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day or as otherwise required by the definition of the term "Interest Period" set forth in Appendix 1 hereto. Payments initiated after 12:00 noon, Chicago time shall be deemed received on the next succeeding Business Day for purposes of the second sentence of Section 3.3 hereof, but shall be deemed received on the same day
            -----------
for purposes of Section 17.1 hereof.
                ------------

                                  ARTICLE IV.

     4.1  Utility Charges. Subject to the Lessee's rights under the terms of
          ---------------
Article XIII relating to permitted contests, the Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between the Lessor and the Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof, except that to the extent the Lessee retains possession of the Property after termination or expiration of this Lease, no such adjustment and proration shall be made. Prior to the Lease Commencement Date, all amounts payable under this
Section 4.1 shall be capitalized and paid as Advances pursuant to the
-----------
Participation Agreement. After the Lease Commencement Date, such amounts shall be payable in cash.

                                  ARTICLE V.

     5.1  Quiet Enjoyment. Subject to the rights of the Lessor contained in
          ---------------
Section 17.2 and the other terms of this Lease and so long as no Lease Event of
------------
Default shall have occurred and be continuing, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by the Lessor or anyone rightfully claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Lease Commencement Date.

                                  ARTICLE VI.

     6.1  Net Lease. This Lease shall constitute a net lease. It is the further
          ---------
express intent of the Lessor and the Lessee that the obligations of the Lessor and the Lessee hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Supplemental Rent, and all other charges and sums payable by the Lessee hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense

(other than the defense of payment) with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law and Insurance Requirements, including any inability to occupy or use the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of, or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor of or for the Property, the Agent or any Participant; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease, against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both;
(xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or
(xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Document and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

     6.2  No Termination or Abatement. The Lessee shall remain obligated under
          ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate (except as provided herein), rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, the Agent, any Participant or the Lessee or any action with respect to this Lease or any Operative Document which may be taken by any trustee, receiver or liquidator of the Lessor, the Agent, any Participant or the Lessee or by any court with respect to the Lessor, the Agent or any Participant. The Lessee hereby waives, to the extent permitted by Applicable Law, all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense (other than the defense of payment) with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by Applicable

Law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                 ARTICLE VII.

     7.1  Nature of Transaction; Intent of the Parties. (a) It is the intent of
          --------------------------------------------
the parties hereto that: (i) this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended and interpreted, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, local and foreign Taxes, including without limitation income or franchise taxes (and any other tax imposed on or measured by income, including any withholding taxes), and documentary, intangibles, and transfer taxes, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Each of the Parties agrees that it will not, nor will any Person controlled by it, or under common control with it, directly or indirectly, at any time take any action or fail to take any action with respect to the filing of any Tax return, report or other statement, including any income or franchise tax return or amended income or franchise tax return, inconsistent with the intention of the parties expressed in this Section 5.1(a) unless, in the case of Lessor or any Participant, required to do so by an appropriate taxing authority or after a clearly applicable change in law or as a protective response to a proposed adjustment by a Governmental Authority, provided, however, that if an appropriate taxing authority shall require Lessor or any Participant to claim any tax attributes or benefits, such Person shall promptly notify Lessee thereof and shall permit Lessee to contest such requirement in a manner consistent with the contest provisions of Section 13.5(f) of the Participation Agreement. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

          (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of federal, state, local and foreign Taxes and in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws, (i) the transactions evidenced by this Lease shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under this Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value, Purchase Option Price, Partial Purchase Option Price or the Residual Value Guarantee Amount in connection with a purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) this Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the

Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents.

          (c)  Specifically, without limiting the generality of subsections (a)
                                                                ---------------
and (b) of this Section 7.1 and Section 7.2, the parties hereto intend and
-------         -----------     -----------
agree that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

          (d)  [Reserved]

          (e) In the event that, after the date hereof, the UCC as enacted and in effect in any applicable jurisdiction shall be revised or amended or amendments thereto shall become effective, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect or otherwise address such revisions or amendments.

          (f) Specifically, without limiting the generality of subsection (b) of Section 7.1, in order to secure the Lessee's obligation to pay Basic Rent,
   -----------
Supplemental Rent, Asset Termination Value, the Residual Value Guarantee Amount, the Purchase Option Price, the Partial Purchase Option Price and all other obligations owing by the Lessee under the Operative Documents (the "Obligations"), the Lessee hereby reaffirms its grant under the Original Lease
 -----------
and grants, conveys, sells, transfers, assigns and sets over unto Chicago Title Insurance Company, as trustee (as "Trustee") for the benefit of Lessor, WITH POWER OF SALE and right of entry and possession, all of the Lessee's right, title and interest in and to the following (collectively, the "Collateral"):
                                                               ----------

               (i) all right, title and interest of the Lessee in and to the Property or any part thereof and the reversions, remainders, rents, issues and profits thereof;

               (ii) all right, title and interest of the Lessee in and to all substitutes and replacements of, and all additions and improvements to, any Improvements and the Fixtures, subsequently acquired by the Lessee or constructed, assembled or placed on the Land Interest, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Lessee;

               (iii) all right, title and interest of the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or any Fixtures or any part thereof;

               (iv) all right, title and interest of the Lessee in and to all insurance policies (including title insurance policies) required to be maintained by the Lessee pursuant to this Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

               (v) all right, title and interest of the Lessee in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, provided that any such consent, license, permit, certificate or
          --------
          approval that by its terms or by operation of law would become void, voidable, terminable or revocable or would result in a breach or default thereunder or under any applicable law if subjected to the lien granted pursuant to this clause (v) is expressly excepted and
                                        ----------
          excluded from this clause (v) to the extent necessary to avoid such
                             ----------
          result, and (ii) all plans and specifications relating to the Property, in each case to the extent assignable;

               (vi) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under this Lease or pursuant to any other lease with respect to the Property;

               (vii) all proceeds, both cash and noncash, of the foregoing and any items acquired in substitution of, or replacement for, any of the foregoing; and

               (viii) all right, title and interest of the Lessee in and to all of the Operative Documents, including, without limitation, the Lease Supplement, regardless of whether the interest of the Lessee therein is that of lessee, sublessee, sublessor or borrower.

     7.2  UCC Information.
          ---------------

          (a) Specifically, without limiting the generality of subsection (b) of Section 7.1, the Lessor and the Lessee further intend and agree that, for the
   -----------
purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code, a fixture filing and a real property mortgage or deed of trust of the Property; (ii) the conveyance provided for in Article II shall be deemed to be a reaffirmation by the Lessee of a grant by the Lessee to the Lessor, assigned by the Lessor to the Agent for the benefit of the Participants, of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and grants a security interest in the Property to Lessor to secure such loans); (iii) the possession by the Lessor or any of its agents of any notes and such other items of the Collateral as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

          (b) For the purposes of the security agreement and financing statement provided herein the following information applies:

          (i)     Name and Address of                BEA Systems, Inc.
                  Debtor:                            2315 North First Street
                                                     San Jose, CA 95131

          (ii)    Name and Address                   ABN AMRO Leasing, Inc.
                  of Secured Party:                  135 South LaSalle Street, Suite 740
                                                     Chicago, Illinois  60603

          (iii)   Description of the                 Those items described as Improvements,
                  types (or items)                   Fixtures and Equipment and other
                  by property covered                personal property in paragraph 7.1(f)
                  by this Financing                  hereof
                  Statement:

          (iv)    Description of real                See Exhibit D hereto
                  estate to which collateral             ---------
                  is attached or upon
                  which it is located:

          (v)     State of Incorporation             Delaware
                  of Debtor:

                                 ARTICLE VIII.

     8.1  Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT
          -------------------------
ALTHOUGH THE LESSOR WILL HOLD FEE TITLE TO THE PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE PROPERTY. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, THE AGENT OR ANY PARTICIPANT AND IN EACH CASE SUBJECT

TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (INCLUDING BUT NOT LIMITED TO ANY IMPLIED LIABILITY RELATING TO A COVENANT OF QUIET ENJOYMENT, WHICH THE LESSEE HEREBY EXPRESSLY WAIVES), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF, INCLUDING ANY IMPROVEMENTS EXISTING THEREON), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF, INCLUDING ANY IMPROVEMENTS EXISTING THEREON) AND NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

     8.2  Possession and Use of the Property. Subject to the next sentence
          ----------------------------------
hereof, the Property shall be used in a manner consistent with properties of a similar nature in the businesses in which the Lessee is engaged or as permitted in any sublease or assignment allowed by Section 25.1 hereof and in compliance
                                         ------------
in all respects with any covenants,conditions and restrictions of record and any ordinance or law affecting the use and occupancy of the Property; and provided
                                                                      --------
that such other uses do not increase the liability, directly or indirectly, of the Lessor or adversely affect the value, utility or remaining useful life of the Property. The Lessee shall not without written consent of Lessor construct any Improvements on the Property. Notwithstanding the preceding sentence, the Lessor hereby consents to the construction by the Existing Owner of all Improvements which the Existing Owner is required to undertake and complete in accordance with the Property Purchase Agreement. The Lessor hereby authorizes the Lessee to, and the Lessee shall, exercise all rights and remedies of the buyer under the Property Purchase Agreement to enforce the obligations of the Existing Owner thereunder; provided, that such authority shall terminate upon the occurrence and during the continuance of an Event of Default. It is intended that the construction of Improvements (in addition to those the Existing Owner must complete under the Property Purchase Agreement) will be permitted under the terms of one or more subsequent leases either with the Lessor or a third party lessor and not under these Operative Documents. The Property shall not be abandoned by the Lessee or any permitted assignee or sublessee. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. The Lessee shall not commit or permit any waste of the property or any part thereof.

                                  ARTICLE IX.

     9.1  Compliance with Requirements of Law and Insurance Requirements.
          --------------------------------------------------------------
Subject to the terms of Article XIII relating to permitted contests, the Lessee,
                        ------------
at its sole cost and expense, shall (a) comply with all Requirements of Law and all Insurance Requirements relating to the Property, including the construction, use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXII,
                                                                ------------
whether or not compliance therewith shall interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the use, maintenance-repair and operation of the Property.

                                  ARTICLE X.

     10.1  Maintenance and Repair; Return. (a) The Lessee, at its sole cost and
           ------------------------------
expense, shall maintain the Property in good condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, in each case in compliance with all applicable Requirements of Law and in compliance with all Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with standard industry practice.

          (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

          (c) The Lessee shall, upon the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee as provided herein), vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 9.1, 10.1(a),
                                                     ------------  -------
11.1, 12.1, 15.1(e), 15.2, 22.1 and 23.1.
----  ----  -------  ----  ----     ----

          (d) The Lessee warrants that it shall cause any Improvements to be constructed on the Property to be designed and constructed in a workmanlike manner and all Requirements of Law and in accordance with all Insurance Requirements, so that, such Improvements will be fit for their intended purpose.

                                  ARTICLE XI.

     11.1 Improvements.  The Lessee shall not at any time make any improvements
          ------------
to the Property or any part thereof except as permitted in Section 2.5, Section
                                                           -----------  -------
2.6 and Section 8.2.
---     -----------

                                 ARTICLE XII.

     12.1  Warranty of Title.  (a) The Lessee agrees that except as otherwise
           -----------------
provided herein and subject to the terms of Article XIII relating to permitted
                                            ------------
contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property (or the Lessor's interest therein) or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Participation Agreement or the other Operative Documents, other than Permitted Exceptions and Lessor Liens.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     12.2  Grants and Releases of Easements.  Provided that no Lease Event of
           --------------------------------
Default shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, the Lessor hereby consents in each instance to the
-------------  --  -     --
following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the making of dedications and the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction of Improvements planned to be placed upon the Property pursuant to the Property Purchase Agreement as in effect on the date hereof or as hereafter amended with Lessor's consent, use, repair, operation or maintenance of the Property as herein provided; (b) the release of easements, licenses, rights-of-way and other rights and privileges in the nature of easements which are for the benefit of the Property; (c) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and (d) the execution of amendments to any covenants, restrictions, easements, licenses, rights-of-way, and other rights and privileges in the nature of easements affecting the Property; provided, however, in each case the Lessee shall have delivered to the Lessor a
--------  -------
Responsible Officer's Certificate stating that (i) such grant or release does not materially impair the value, utility and remaining useful life of the Property, (ii) such grant or release is desirable or reasonably necessary in connection with the construction of such Improvements, use, operation maintenance, alteration or improvement of the Property, (iii) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant or release or transfer, had not been effected, and (iv) the Lessee shall pay and perform any obligations of the Lessor under such grant or release, and (v) such easements, rights-of-way and other rights shall be prior and superior to the Lien of the Mortgage. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver, any instruments necessary or appropriate to confirm any such grant or release to any Person permitted under this Section 12.2.
           ------------

                                 ARTICLE XIII.

     13.1 Permitted Contests Other Than in Respect of Indemnities. Except to the
          -------------------------------------------------------
extent otherwise provided for in Section 13 of the Participation Agreement, the Lessee, on its own or on the Lessor's behalf but at the Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Requirement of Law, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or
                    -----------
encroachment, and the Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such
               --------
proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Lessor, the Agent and the Participants or the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent; (b) there shall be no risk of the imposition of a Lien as a result of such contest (other than Permitted Exceptions and, in the case of a contest of a Lien, such Lien being contested) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred as a result of such contest; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Lessor, the Agent or any Participant for failure to comply therewith (unless, in the case of civil liability, the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent); and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then the Lessee shall deliver to the Lessor a Responsible Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. The Lessor, at the Lessee's sole
-----------  ---     ---         ------------
cost and expense, shall cooperate in good faith with the Lessee with respect to any permitted contests conducted by the Lessee pursuant to this Section 13.1 and
                                                                ------------
shall, at the Lessee's sole cost and expense, execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by the Lessee, shall join as a party therein at the Lessee's sole cost and expense.

                                 ARTICLE XIV.

     14.1  General Liability and Workers' Compensation Insurance. The Lessee
           ----------------------------------------------------
shall procure and carry commercial general liability insurance, including contractual liability, for claims for injuries or death sustained by persons or damage to property while on the Property and such other general liability coverages as are ordinarily procured by Persons who own or operate similar properties and consistent with prudent business practice, which policies shall include contractual liability endorsements usually and customarily obtained by lessees of similar projects. Such insurance shall be on terms and in amounts (which shall be acceptable to the Lessor and in the event of liability insurance shall be maintained at a level set forth on Schedule 14.2) that are no less
                                            -------------
favorable practice and may be provided under blanket policies maintained by or on behalf of the Lessee; provided, that during the Agency Term no such policies
                         --------
shall carry any deductibles. The policy shall be endorsed to name the Lessor, the Agent and each Participant as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, the Agent or the

Participants may have in force. The Lessee shall, in the construction of any improvements and the operation of the Property (including in connection with any Modifications thereof) comply with the applicable workers' compensation laws and protect the Lessor, the Agent and the Participants against any liability under such laws.

     14.2  Reserved
           --------

     14.3  Coverage.  (a) The Lessee shall furnish the Lessor and the Agent with
           ---------
(i) certificates of insurance and copies of such policies on the Land Interest Acquisition Date and, within thirty (30) days after the Closing Date, certified copies of the insurance policies, showing the insurance required under Section
                                                                       -------
14.1 to be in effect and naming the Lessor, the Agent and each Participant as
----
additional insureds. Such policies and certificates in respect thereof shall include a provision for thirty (30) days' advance written notice by the insurer to the Lessor and the Agent in the event of cancellation of or any significant reduction in the coverage provided by such insurance.

          (b) The Lessee agrees that the insurance policy or policies required by Section 14.1 shall include (i) an appropriate clause pursuant to which such
   ------------
policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Agent and the Participants, and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property, and (ii) a so-called "Waiver of Subrogation Clause". The Lessee hereby waives any and all such rights against the Lessor, the Agent and the Participants to the extent of payments made under such policies.

          (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Key Rating Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A" and a financial rating of at least 13 in Best's Key Rating Guide or be otherwise acceptable to the Lessor and the Agent.

          (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV except that the Lessor may carry separate liability insurance
     -----------
(at its sole cost) so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and
(ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.
           -----------

          (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and shall renew or replace each policy prior
                      ------------
to the expiration date thereof; provided, that during the Agency Terms such
                                --------
premiums shall be funded by the Participants through the Lessor and capitalized as Advances. At the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certificates of insurance with respect to the insurance policies required by this Article XIV to be maintained by the
                                           -----------
Lessee with respect to the Property.

          (f) The Lessee hereby waives, releases and discharges the Lessor, the Agent and each Participant and their agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article XIV
                                                      -----------
notwithstanding that such loss, claim, expense or damage may have been caused by the Lessor, the Agent or any Participant or any of their agents or employees, and the Lessee agrees to look to the insurance coverage only in the event of such loss.

                                  ARTICLE XV.

     15.1 Casualty and Condemnation.  (a) Subject to the provisions of Article
          -------------------------                                    -------
XIV, this Article XV and (in the event the Lessee delivers, or is obligated to
---       ----------
deliver, or the Lessor delivers, a Termination Notice) Article XVI, and prior to
                                                       -----------
the occurrence and continuation of a Lease Event of Default, the Lessee shall be entitled to receive (and the Lessor shall pay over to the Lessee, if received by the Lessor, and hereby irrevocably assigns to the Lessee all of the Lessor's right, title and interest in) any award, compensation or insurance proceeds to which the Lessee or the Lessor may become entitled by reason of their respective interests in the Property (but not proceeds of any performance bond required to be obtained by the Existing Owner pursuant to the Property Purchase Agreement) occurring during the Basic Term (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation; provided, however, if a Lease Event of Default
                                  --------  -------
shall have occurred and be continuing, or if such Casualty or Condemnation occurs during the Agency Term, such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent, and shall be paid over by the Lessee to the Agent (or, if the Participation Interests have been fully paid, to the Lessor) and held in accordance with the terms of this paragraph (a). If, contrary to such
                                  -------------
provision, any such award, compensation or insurance proceeds are paid to the Lessor or the Lessee rather than to the Agent, the Lessor and the Lessee, as the case may be, hereby agree to transfer any such payment to the Agent. All amounts held by the Lessor or the Agent under the preceding sentences on account of any award or compensation proceeds either paid directly to the Lessor or the Agent or turned over to the Lessor or the Agent shall either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with paragraph (e) of this Section 15.1, or (ii) applied to the
                -------------         ------------
purchase price of the Property on a Termination Date resulting from a Casualty or Condemnation in accordance with paragraph (d) of this Section 15.1 or
                                   -------------         ------------
paragraph (a) of Section 16.2 or the payment of the Residual Value Guarantee
-------------    ------------
Amount pursuant to Section 16.2 or 24.1 and the remaining unpaid portion of the
                   ------------    ----
Lease Balance, with any Excess Proceeds being payable to the Lessee.

          (b) [Reserved]

          (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

          (d) In the event of a Casualty or receipt of notice by the Lessee or the Lessor of a Condemnation, the Lessee may deliver to the Lessor and the Agent a Termination Notice with respect to the Property pursuant to Section 16.1(a)
                                                              ---------------
or the Lessor may deliver a Termination Notice pursuant to Section 16.1(b).  If
                                                           ---------------
the Lessee or the Lessor does not deliver a Termination Notice within thirty
(30) days after such occurrence, then this Lease shall (subject to the terms and conditions thereof) remain in full force and effect, and the Lessee shall, at the Lessee's sole cost and expense (subject to Section 24.1), promptly and
                                               -----------
diligently restore the Property pursuant to paragraph (e) of this Section 15.1
                                            -------------         ------------
and otherwise in accordance with this Lease. If the Lessee delivers a Termination Notice within thirty (30) days after such occurrence, a Significant Event shall irrevocably be deemed to have occurred with respect to the Property, and, in such event, this Lease shall terminate and the Lessee shall purchase the Property on the next Payment Date (but in no event to exceed thirty (30) days after such occurrence) (a "Termination Date") pursuant to Article XVI hereof.
                           -----------------              -----------

          (e)  If pursuant to this Section 15.1 this Lease shall continue in
                                   ------------
full force and effect following a Casualty or Condemnation, the Lessee shall, at its sole cost and expense (subject to Section 24.1) promptly and diligently
                                      ------------
repair any damage to the Property caused by such Casualty or Condemnation so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. Upon completion of such restoration, the Lessee shall furnish the Lessor a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease. In the event of a Condemnation, any award proceeds paid to the Lessor pursuant to Section 15.1 not applied to reimburse the Lessee for repairs or restoration expenses shall be applied to prepay the Lease Balance.

          (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect
                                                             ------------
the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its
                                                 -----------
obligations and pay any amounts due on the Expiration Date or pursuant to

Articles XIX and XX.
------------     --

          (g) Any Excess Proceeds received by the Lessor or the Agent in respect of a Casualty or Condemnation shall be turned over to the Lessee.

     15.2 Environmental Matters. Promptly upon the Lessee's actual knowledge of
          ---------------------
the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute or could reasonably be expected to constitute an Environmental Violation, the Lessee shall notify the Lessor in writing of such condition. In the event of such Environmental Violation, the Lessee shall, not later than thirty (30) days after the Lessee has actual knowledge of such Environmental Violation, either, if such Environmental Violation is a Significant Event, deliver to the Lessor and the Agent a Responsible Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1(a), or, if such Environmental Violation is not
                     ---------------
a Significant Event, at the Lessee's sole cost and expense, promptly and diligently commence any Response Actions necessary to investigate, remove, clean up or remediate the Environmental Violation in accordance with the terms of
Section 9.1. If the Lessee does not deliver a Termination Notice with respect to
-----------
the Property pursuant to Section 16.1(a), the Lessee shall, upon completion of
                         ---------------
Response Actions by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the Response Actions taken by the Lessee (or its agents) for such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date. Nothing in this
Article XV shall reduce or limit the Lessee's obligations under Sections 13.1,
----------
13.2 or 13.3 of the Participation Agreement.

     15.3  Notice of Environmental Matters.  Promptly, but in any event within
           -------------------------------
thirty (30) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such Material environmental claims as may reasonably be requested by the Lessor and the Agent.

                                 ARTICLE XVI.

     16.1  Termination upon Certain Events
           -------------------------------

           (a) If either: (i) during the Basic Term the Lessee or the Lessor shall have received notice of a Condemnation, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) during the Basic Term a Casualty occurs, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Casualty is a Significant Casualty; or (iii) during the Term an Environmental Violation occurs or is discovered and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate stating that, in the reasonable, good-faith judgment of the Lessee, the cost to remediate the same will cause the same to be a Significant Event, or (iv) if during the Term the Lessee shall not have delivered a Termination Notice with respect to such Environmental Violation described in clause (iii) but the requirements of Section 16.3 are met with respect to such Environmental Violation; then, the (A) the Lessee shall, simultaneously with the delivery of the Responsible Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii) deliver a written notice in the form described in Section 16.2(a) (a "Termination Notice"), or (B) if clause (iv) is applicable, the Lessor may
 ------------------
deliver a Termination Notice pursuant to Section 16.3.

           (b) If during the Agency Term any of the following shall occur: (i) a Casualty or Condemnation that Lessor determines is a Significant Casualty or a Significant Condemnation, (ii) the incurrence by any Lessor Party of any liabilities, losses, damages or expenses excluded from the Lessee's obligations under clause (5)(A)(2) of the proviso to Section 13.1 of the Participation Agreement or under Section 24.1 of this Lease by the proviso to such section, or
                   ------------
(iii) a Lease Event of Default shall occur, the Lessor and the Participants may, but shall not be required to elect to:

               (A) deliver a Termination Notice to the Lessee which shall terminate their Commitments; and

               (B)  require the Lessee to:

                    (1) return the Property to the Lessor or remarket the Property for the Lessor as provided in clause (c) below; and
                                                      ----------

                    (2) pay the maximum Residual Value Guarantee Amount or Asset Termination Value to the Lessor as provided in clause (c)
                                                                    ----------
               below, together with the other amounts referred to therein.

          (c) The Lessee shall, at the request of the Lessor, (i)(A) return the Property to the Lessor or a Person designated by the Lessor on a date specified by the Lessor (which date shall constitute the Termination Date) and/or (B) remarket the Property for the Lessor as the Lessor's agent subject to the Lessor's direction and, in each case, comply with Section 19.1(b) and, to the
                                                  ---------------
extent applicable, Section 19.2, and (ii) pay to the Lessor (A) the maximum
                   ------------
Residual Value Guarantee Amount on the date that is ten (10) days after the date the Lessor furnishes the Lessee with the Termination Notice that it will require the Lessee to return or remarket the Property, provided that the Lessor may
                                               --------
recover from the Lessee, and the Lessee shall be obligated to pay to the Lessor the Asset Termination Value as of such date (notwithstanding the limitation to maximum Residual Value Guarantee Amount contained in clause (A) above) if a
                                                     ----------
Lease Event of Default under Section 17.1(f) or (g) shall have occurred or if
                             ---------------    ---
the event described in clause (b)(i) or (ii) above arose out of a Fully
                       -------------    ----
Indemnifiable Event or constituted an Environmental Obligation. If the Lessee has paid the Residual Value Guarantee Amount as required herein, proceeds from a sale of the Property pursuant to this Section 16.1(c) or, if not sold as
                                      ---------------
provided in this Section 16.1(c), from a sale of the Property occurring
                 ---------------
thereafter, shall be distributed as provided in Section 3.14 of the Participation Agreement.

     16.2  Procedures.  (a) A Termination Notice delivered pursuant to Section
           ----------                                                  -------
16.1(a) shall contain: (i) notice of termination of this Lease with respect to
-------
the Property or the affected portion thereof on a date that is no later than thirty (30) days after the occurrence of the applicable event described in clause (i), (ii) or (iii) of Section 16.1(a) (the "Termination Date"), such
----------  ----    -----    ---------------       ----------------
termination to be effective upon the Lessee's payment of the Asset Termination Value (or portion thereof representing the Property Cost of the affected portion of the Property); and (ii) a binding and irrevocable agreement of the Lessee to pay the Asset Termination Value and purchase the Property (or such portion thereof) on the Termination Date.

          (b) On the Termination Date, the Lessee shall pay to the Lessor the Asset Termination Value (or such portion thereof, as applicable), plus all other amounts owing in respect of Rent for the Property (including Supplemental Rent) theretofore accruing, and the Lessor shall convey the Lessor's interest in the Property or such portion thereof to the Lessee (or the Lessee's designee) all in accordance with Section 19.1 and, to the extent applicable, Section 19.2, as
                ------------                                ------------
well as any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Lease with respect to the Property theretofore received by the Lessor.

     16.3  Purchase of Property.  Upon receipt of any notice pursuant to
           --------------------
Section 15.2 or 15.3, the Lessor or the Required Participants, at the Lessee's
------------    ----
expense, shall have the right to select an independent environmental consultant acceptable to the Lessee, which acceptance shall not be unreasonably withheld or delayed, to determine the estimated cost of conducting any clean-up or remediation required as a result of the Environmental Violation disclosed in such notice. If such independent environmental consultant determines that the cost of any such clean-up or remediation would exceed fifteen percent (15%) of the original Property Cost, the Lessor shall, at the direction of the Required Participants, by written notice require the Lessee to purchase, or arrange for an Affiliate or other third party to purchase, the Property on the Expiration Date by delivering a Termination Notice following the requirements of Section
                                                                      -------
16.2 hereof.
----

                                 ARTICLE XVII.

     17.1  Lease Events of Default.  The occurrence of any one or more of the
           -----------------------
following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                             --------------
Default":
--------

           (a) the Lessee shall fail to make payment of (i) any Basic Rent (other than a payment of Basic Rent due on the Expiration Date, any Termination Date or any date on which a payment is required to be made under clause (ii))
                                                                  -----------
within five (5) Business Days after the same has become due and payable or (ii) Basic Rent, Purchase Option Price, Partial Purchase Option Price, Asset Termination Value, or Residual Value Guarantee Amount or other amounts due on the Expiration Date or the Termination Date, including, without limitation, amounts due pursuant to Sections 16.2, 16.3, 17.2(h), 20.2, 20.3 or 22.1, after
                        -------------  ----  -------  ----  ----    ----

after the same has become due and payable;

           (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section) due and
                                             ----------
payable within five (5) Business Days after the same has become due and payable;

           (c)  the Lessee shall fail to maintain insurance as required by
Article XIV of this Lease;
-----------

           (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease, the Participation Agreement or any other Operative Document to which it is a party other than those described in
Section 17.1(a), (b), (c), (p), or (q) hereof, or any representation or
---------------  ---  ---  ---     ---
warranty set forth in this Lease or in any other Operative Document or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any Material way, and, if such failure to perform or misrepresentation or breach of warranty is other than with respect to a covenant or agreement contained in Section 10.1(b) or 10.2 of the
                                        ---------------
Participation Agreement, such failure or misrepresentation or breach of warranty shall remain uncured for a period of 30 days after the earlier of (i) the date upon which an executive officer of the Lessee has actual knowledge thereof and
(ii) the date upon which the Agent or the Lessor gives notice to the Lessee, or such longer period as is reasonably necessary to cure such default so long as such default cannot be cured merely by payment of money and so long as the Lessee shall be diligently prosecuting such cure and such default is cured within ninety (90) days after the earlier of (i) the date upon which an executive officer of the Lessee has actual knowledge thereof and (ii) the date upon which the Agent or the Lessor gives notice to the Lessee thereof;

          (e) the Lessee or any of its Subsidiaries shall fail to make any payment when due on account of any Indebtedness of such Person (other than Indebtedness referred to in clauses (a) and (b) of this Section 17.1) and such
                            -----------     ---         ------------
failure shall continue beyond any grace period provided with respect thereto, if the amount of such Indebtedness exceeds $10,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than Indebtedness referred to in clauses (a) and (b) of this Section 17.1) in an aggregate amount exceeding
   -----------     ---         ------------
$10,000,000 to become due or (ii) Lessee or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than Indebtedness referred to in clauses (a) and (b) of this Section
                                        -----------     ---         -------
17.1) and such failure shall continue beyond any grace period provided with
-----
respect thereto, or any other event shall occur or condition shall exist and any grace period provided with respect thereto shall have expired, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, after expiration of any such grace period, Indebtedness of Lessee and its Subsidiaries (other than Indebtedness referred to in clauses (a)
                                                                    -----------
and (b) of this Section 17.1) in an aggregate amount exceeding $10,000,000 to
    ---
become due prior to its stated term (and/or to be secured by cash collateral);

          (f) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Lessee or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Lessee or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Lessee or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Lessee or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Lessee or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for sixty (60) days unless
        -----------
dismissed, bonded or discharged;

          (g) (i) the Lessee or any of its Subsidiaries shall (i) have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Lessee or any of its Subsidiaries shall make any assignment for the benefit of creditors; (ii)
be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; (iii) be dissolved or liquidated in full or in part; (iv) become insolvent (as such term may be defined or interpreted under any applicable statute); or (v) the Board of Directors of the Lessee or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 17.1(f);
      ---------------

               (h) (i) one or more judgments, orders, decrees or arbitration awards requiring Lessee and/or its Subsidiaries to pay an aggregate amount of $5,000,000 or more (exclusive of amounts covered by insurance issued by an insurer which is a solvent and unaffiliated insurance company and otherwise satisfying the requirements set forth in Section 14.3(c)) shall be rendered against Lessee and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of thirty (30) consecutive days after the issue of levy; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the Property of Lessee or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar process which, alone or in the aggregate, are reasonable likely to have a Material Adverse Effect are rendered, issued or levied;

               (i) any Operative Document or any material term thereof shall cease to be, or be asserted by the Lessee or any of its Subsidiaries not to be, a legal, valid and binding obligation of the Lessee or any of its Subsidiaries enforceable in accordance with its terms;

               (j) any ERISA Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plant;

               (k)    a Change of Control shall occur;

               (l)    [Reserved.];

               (m) the Lessee shall have abandoned or constructively abandoned all or any material portion of the Property for a period of one hundred eighty (180) consecutive days which results in the Property not being properly maintained in accordance with the terms of this Lease;

               (n) the Lessee shall have elected to or be required to purchase the Property pursuant to Sections 16.2 or 16.3 hereof and such purchase
                                  ---------------------
shall not have been consummated on the Termination Date pursuant to either such Section;

               (o)    [Reserved];

               (p) in the event the Lessee is not purchasing the Property upon the Expiration Date or earlier termination of this Lease, failure to comply with the return conditions set forth in Sections 19.1(b) and 22.3 hereof; or
                                        ----------------     ----

                    (q) any event(s) or condition(s) which has or have a Material Adverse Effect shall occur and be continuing or exist.

          17.2 Remedies.  Upon the occurrence of any Lease Event of Default and
               --------
at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Property as set forth in Section 20.3, but with respect to the Lessee's recourse liability, subject to
   ------------
the provisions of Section 16.1(b) and (c), if such Event of Default arises
                  ---------------     ---
during the Agency Term):

               (a) The Lessor may, by notice to the Lessee, terminate the Commitments and rescind or terminate this Lease as to all or any portion of the Property as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

               (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and X hereof as if the Property were
                          -------------  --     -
being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Agent or the Participants in connection with any reletting, including, without limitation, brokers' fees and all costs of any alterations or repairs made by the Lessor;

               (c) The Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, pursuant to such notices and procedures as may be required by Applicable Law, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its
                   -----------
rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Asset Termination Value calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date) less the aggregate amount of the Cash Collateral, over (2) the net proceeds of such sale, if any (that is, after deducting all costs and expenses incurred by the Lessor, the Agent and the Participants incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair or alteration costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment; provided, that the Lessor shall deliver
                                        --------
all proceeds from the sale of the Property and other amounts received hereunder to the Agent for application as provided in Sections 3.14 and 3.17 of the Participation Agreement.

               (d)  [Reserved]

               (e)  Unless the Property has been sold in its entirety, the
Lessor may, subject to Section 17.2(i), whether or not the Lessor shall have
                       ---------------
exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this Section 17.2 with respect to the Property or
-------------  ---    ---         ------------
portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than 10 Business Days after the date of such
 ----------------
notice, that the Lessee purchase, on such Termination Date, the Property (or the remaining portion thereof) in accordance with the provisions of Article XIX and
                                                                -----------
Section 20.3;
------------

               (f) The Lessor may exercise any other right or remedy that may be available to it under the Operative Documents or otherwise under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

               (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease;

               (h)  [Reserved.]

               (i) Notwithstanding anything contained in this Lease to the contrary, in the event that the Lease Event of Default resulting in the exercise of remedies by the Lessor hereunder is solely a Lease Event of Default described in Section 17.1(k) or (q), the Lessee shall have the option or, if the Lessor
   ---------------    ---
terminates this Lease, the Lessee shall be required to elect to (i) remarket the Property for 180 days after the occurrence of such Event of Default in accordance with Article XXII hereof (which period shall constitute the Marketing
                ------------
Period), with the purchase of the Property to be consummated no later than the date that is 180 days following the occurrence of such Lease Event of Default (which date shall constitute the Expiration Date if such option is exercised or required to be exercised), or
(ii) exercise its Purchase Option under Section 20.1 hereof, with the purchase
                                        ------------
of the Property by the Lessee to be consummated, and the other payments required thereunder to be made to the Lessor, on the next Payment Date following the occurrence of such Lease Event of Default (which date shall constitute the Expiration Date if such option is exercised). The Lessee shall notify the Lessor within ten (10) days after the occurrence of such Lease Event of Default which option it is exercising. If the Lessee elects to remarket the Property the Lessee shall pay to the Lessor (i) the maximum Residual Value Guarantee Amount on the date the Lessee furnishes such notice of exercise of the Remarketing Option (or, if the Lessor elects, on the date that is ten (10) Business Days after the Lessor furnishes the Lessee notice that it will require the Lessee to remarket or purchase the Property), (ii) all breakage costs incurred by the Participants for the duration of all then current Interest Periods under the Participation Agreement with respect to the amount so paid following notices thereof by the Agent, (iii) Basic Rent when due with respect to the unpaid portion of the Asset Termination Value for the duration of the 180 day Marketing Period and (iv) the other payments required under Section 22.1 when required
                                                  ------------
thereunder and no later than the Expiration Date.

               (j) In addition to the other rights and remedies set forth herein, the Lessor shall have the right to continue this Lease in effect and, as permitted by Section 1951.4 of the California Civil Code, to enforce, by suit or otherwise, all covenants and conditions hereof to be performed or complied with by the Lessee and exercise all of the Lessor's rights and remedies under this Lease, including, without limitation, the right to recover Basic Rent and Supplemental Rent from the Lessee as it becomes due under this Lease, even though the Lessee shall have breached this Lease and abandoned the Property. Acts of maintenance or preservation, or efforts by the Lessor or on the Lessor's behalf to relet the Property, or the appointment of a receiver upon the initiative of the Lessor to protect the Lessor's interest under this Lease shall not constitute a termination of the Lessee's right to possession of the Property; provided, however, that the foregoing enumeration shall not be construed as in any way limiting the actions the Lessor may take without terminating the Lessee's right to possession. In furtherance of the rights hereby granted to the Lessor, and to the extent, permitted by law, the Lessee hereby appoints the Lessor its agent and attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, with power of substitution, to enter the Property upon a Lease Event of Default hereunder and remove therefrom all persons and property (with the right to store such property on the Property in a public warehouse or elsewhere at the cost and risk and for the account of the Lessee) and to alter the Property in such manner as the Lessor may deem necessary or advisable so as to put the Property in good order and to make the same rentable and from time to time and sublet the Property or any part thereof for such term or terms whether or not extending beyond the then current term of this Lease (but such sublease may provide for a new and successive lease to commence immediately upon the termination of this Lease), at such rentals and upon such other terms as the Lessor in its sole discretion may deem advisable, and with the right to make alterations and repairs to the Property; and the Lessee agrees to pay to the Lessor on demand all reasonable expenses incurred by the Lessor in such subletting, and in altering, repairing and putting the Property in good order and condition, and in reletting the same, including fees of attorneys and architects, and all other reasonable expenses or commissions. The Lessor shall be the Lessee's agent and representative on the Property in respect of all matters arising under or in connection with any such sublease made for the Lessee by the Lessor. Under each such sublease, the Lessee shall retain the right to enter upon and use the Property, subject to the terms and conditions of such sublease and the rights of the sublessee thereunder. The Lessee further agrees to pay to the Lessor, following the date of such subletting, to and including the date provided in this Lease for the expiration of the Term, the sums of money which would have been payable by the Lessee as Basic Rent and Supplemental Rent, deducting only the net amount of rent, if any, which the Lessor shall actually receive (after deducting from the gross receipts the expenses, costs and payments of the Lessor which in accordance with the terms of this Lease would have been borne by the Lessee) in the meantime from and by any such subletting of the Property, and the Lessee hereby agrees to remain liable for all sums otherwise payable by the Lessee under this Lease, including, but not limited to, the expenses of the Lessor aforesaid, as well as for any deficiency aforesaid. The Lessor shall have the right from time to time to begin and maintain successive actions or other legal proceedings against the Lessee for the recovery of such deficiency, expenses or damages or for a sum equal to any installments of Basic Rent or Supplemental Rent and other sums payable hereunder, and to recover the same upon the liability of the Lessee herein provided, which liability it is expressly covenanted shall survive the commencement or determination of any action to secure possession of the Property. Nothing herein contained shall be deemed to require the Lessor to wait to begin such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Lease Event of Default. Notwithstanding any such subletting without termination, pursuant to the terms hereof, the Lessor shall retain the right to and may at any time thereafter elect to terminate this Lease or the Lessee's right to possession of the Property for any previous breach which remains uncured or for any subsequent breach by giving the Lessee written notice thereof as herein provided, and in such event the Lessee shall forfeit any rights or interest under any such sublease and thereafter the obligations of any such sublessee shall run directly to the Lessor for its own account. Upon application by the Lessor, a receiver may be appointed to take possession of the Property, exercise all rights granted to the Lessor as agent and attorney-in-fact for the Lessee set forth in this
Section 17.2(j) and apply any rentals collected from the Property as hereinabove
---------------
provided. No taking of possession of the Property or other act by the Lessor as the agent and attorney-in-fact for the Lessee pursuant to the foregoing provisions, nor any subletting by the Lessor for the Lessee pursuant to the foregoing provisions, nor any such appointment of a receiver shall constitute or be construed as an election by the Lessor to terminate this Lease or the Lessee's right to possession of the Property unless a written notice of such intention be given to the Lessee.

          17.3  Waiver of Certain Rights. If this Lease shall be terminated
                ------------------------
pursuant to Section 17.2, the Lessee waives, to the fullest extent permitted by
            ------------
law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVII.
                                                                  ------------

          17.4  Further Remedies.  If the transaction evidenced by this
                ----------------
Agreement and the other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, the Lessor and the Trustee may with the consent of the Required Participants, or shall, upon instructions from the

Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Section 17.2
                                                               ------------
(subject, with respect to the Lessee's recourse liability, to the provisions of
Section 16.1(b) and (c) if such Event of Default arises during the Agency Term).
---------------     ---

               (a)  Acceleration of Obligations. The Lessor may, by written
                    ----------------------------
notice to the Lessee, terminate this Lease and declare all unpaid Obligations due and payable. On such termination date (which shall then be the Expiration
Date), the Lessee shall pay the Asset Termination Value (subject to Section
                                                                    -------
17.2(i)), all unpaid Basic Rent accrued through such date, all Supplemental Rent
--------
due and payable on or prior to such date and all other amounts payable by the Lessee on the Expiration Date pursuant to this Lease and the other Operative Documents.

               (b)  Uniform Commercial Code Remedies. The Lessor may exercise
                    --------------------------------
any or all of the remedies granted to a secured party under any applicable Uniform Commercial Code.


               (c)  Judicial Foreclosure. The Lessor may bring an action in any
                    ---------------------
court of competent jurisdiction to foreclose the security interest in the Property granted to the Lessor by this Lease or any of the other Operative Documents. Further, Lessor and/or the Trustee may bring an action or actions in a court of competent jurisdiction to foreclose this instrument as a mortgage and to obtain specific enforcement of the covenants of the Lessee hereunder, and the Lessee agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought hereunder the Lessee waives the defense of laches and any applicable statute of limitations.

               (d)  Power of Sale. The Lessor may cause some or all of the
                    -------------
Property including any Collateral constituting personal property, including the Cash Collateral ("Personal Property Collateral"), to be sold or otherwise
                  ----------------------------
disposed of in any combination and in any manner permitted by Applicable Law.

                    (i)  Sales of Personal Property. The Lessor may dispose of
                         --------------------------
          any Personal Property Collateral separately from the sale of the Collateral constituting real property ("Real Property Collateral"), in
                                                  ------------------------
          any manner permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, the Lessee agrees that the following procedures constitute a commercially reasonable sale:

                         (A) The Lessor shall mail written notice of the sale to the Lessee not later than thirty (30) days prior to such sale.

                         (B) Once per week during the three (3) weeks immediately preceding such sale, the Lessor will publish notice of the sale in a local daily newspaper of general circulation.

                         (C) Upon receipt of any written request, the Lessor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                         (D) Notwithstanding, the Lessor shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                         (E) If the Lessor so requests, the Lessee shall assemble all of the Personal Property Collateral and make it available to the Lessor at the site of the Land Interest. Regardless of any provision of this Agreement or any other Operative Document, the Lessor shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Obligation, unless the Lessor has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code Section 9505 (or any successor section).

          The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                    (ii) Lessor's Sales of Real Property or Mixed Collateral.
                         ---------------------------------------------------
          The Lessor may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by Applicable Law, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code
          (S)(S)2924 et seq. In its discretion, the Lessor may also or
                     -- ---
          alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) (or any successor section) of the California Uniform Commercial Code. The Lessee agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this Power of Sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code Section 9501(4) (or any successor section), will sometimes be referred to as a "Lessor's Sale.")
                                                        --------------

                         (A) Before any Lessor's Sale, the Lessor shall give such notice of default and election to sell as may then be required by Applicable Law.

                         (B) When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, the Lessor shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                         (C) Neither the Lessor nor the Agent shall have any obligation to make demand on the Lessee before any Lessor's Sale.

                         (D) From time to time in accordance with then Applicable Law, the Lessor may postpone any Lessor's Sale by public announcement at the time and place noticed for that sale.

                         (E) At any Lessor's Sale, the Lessor shall sell to the highest bidder at public auction for cash in lawful money of the United States.

                         (F) The Lessor shall execute and deliver to the purchaser(s) a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Lessor's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

     (e)  Foreclosure Sales.
          -----------------

          (i)  Single or Multiple. If the Property consists of more than one
               ------------------
     lot, parcel or item of property, Lessor may:

                         (A) Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                         (B) Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted in Section 17.4(d), or in connection
                                             ---------------
          with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner the Lessor may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale,"
                                                           ------------------
          any two or more, "Foreclosure Sales").
                           ------------------

     If the Lessor chooses to have more than one Foreclosure Sale, the Lessor at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to the Lessor in the Property by this Lease or any part of the Property which has not been sold, until all of the Obligations have been paid in full.

          (ii) Credit Bids. At any Foreclosure Sale, any Person, including the
               -----------
     Lessor or any Participant, may bid for and acquire the Property or any part of it to the extent permitted by Applicable Law. Instead of paying cash for the Property, the Lessor may settle for the purchase price by crediting the sales price of the Property against the Obligations in any order and proportions as the Lessor in its sole discretion may choose.

     (f)  Additional Rights and Remedies.
          ------------------------------

          (i) In addition to and without limitation of the rights and remedies otherwise provided in this Section 17.4, Lessor or its employees, acting by
                                -------------
     themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of and contract to dispose of the Property or any part thereof; negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Property necessary, in Lessor's judgment, to protect or enhance the security hereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Lessee's obligations hereunder and under the Operative Documents. All sums realized by the Lessor under this Section 17.4(f)(i), less all costs and expenses
                              ------------------
     incurred by it under this Section 17.4(f)(i), including attorneys' fees,
                               ------------------
     and less such sums as the Lessor deems appropriate as a reserve to meet future expenses under this Section 17.4(f)(i), shall be applied to any
                                ------------------
     Obligations secured hereby in such order as the Lessor shall determine. Neither application of said sums to said indebtedness nor any other action taken by the Lessor under this Section 17.4(f)(i) shall cure or waive any
                                    ------------------
     Event of Default or notice of default hereunder or nullify the effect of any such notice of default. The Lessor, or any employee or agent of the Lessor, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the indebtedness secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (iii) the filing of a notice of default;

          (ii) Lessor shall have the power and authority to execute a written notice of such Event of Default and, at its election, cause the Property to be sold to satisfy the Obligations secured hereby. The Lessor shall give and record such notice as the law then requires as a condition precedent to a nonjudicial foreclosure sale. When the minimum period of time required by law after such notice has elapsed, the Lessor, without notice to or demand upon Lessee except as otherwise required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale and in such order as it or the Lessor may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale (the Obligations hereby secured being the equivalent of cash for purposes of said sale). If the Property consists of several lots, parcels, or items of property, the Lessor may: (i) designate the order in which such lots, parcels, or items of property shall be offered for sale or sold, or
     (ii) elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner the Lessor deems in its best interest. The Lessee shall have no right to direct the order in which the Property is sold. The Lessor may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. The Lessor shall deliver to the purchaser at such sale a deed or other appropriate transfer instrument conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including the Lessor or the Lessee may purchase at such sale.

     In connection with any sale or sales hereunder, the Lessor may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any matter permitted by the California Uniform Commercial Code.

     After deducting all costs, fees and expenses of the Lessor and of this trust, including all costs of evidence of title and attorneys' fees in connection with sale, the Lessor shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid; the payment of all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto;

               (iii) Lessor shall have the power and authority to resort to and realize upon the Property and any other security now or hereafter held by the Lessor in such order and manner as the Lessor and the Trustee may, in their sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

    17.5  Remedies Cumulative.  The remedies herein provided shall be cumulative
          -------------------
and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

    17.6  The Lessee's Right to Cure.  Notwithstanding any provision contained
          --------------------------
in the Lease or any other Operative Document, if a Lease Event of Default has occurred and is continuing, the Lessee shall have the right to cure such Lease Event of Default by exercising its Purchase Option and purchasing the Property in accordance with Section 20.1 at any time prior to such time as a foreclosure
                   ------------
upon or sale of the Property has been completed.

                                ARTICLE XVIII.

    18.1  The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor,
          ------------------------------------------------------
without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIV (subject to the limitations set forth in Section 24.1), and may, to
-----------                                          ------------
the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the

Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand (subject to the limitations set forth in Section 24.1), as Supplemental
                                                ------------
Rent.

                                 ARTICLE XIX.

     19.1  Provisions Relating to the Lessee's Termination of this Lease or
           ----------------------------------------------------------------
Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and
-----------------------------------------------------------------------------
Conveyance Upon Certain Other Events. (a) In connection with any termination of
------------------------------------
this Lease pursuant to the terms of Section 16.1, 16.2 or 16.3 (if the Lessee is
                                    ------------  ----    ----
obligated to purchase the Property), or in connection with the Lessee's exercise of its Purchase Option, Partial Purchase Option or Expiration Date Purchase Obligation, upon the date on which this Lease is to terminate or upon the Expiration Date, and upon tender by the Lessee of the amounts set forth in Sections 16.2(b), 20.1, 20.2, 20.3 or 22.1(m) as applicable, the Lessor shall
---------------   ----  ----  ----    -------
execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense an assignment or transfer without recourse of the Lessor's right, title and interest in the Property (which shall include a release, quitclaim and assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the Property or such portion thereof not previously received by the Lessor), subject to the Permitted Exceptions (other than Lessor Liens and, so long as all amounts required to be paid upon such termination or exercise have been paid and discharged in full, free of all Liens created by the Operative Documents) and any encumbrance caused by the fault, neglect or intention of the Lessee, in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens. The Property shall be conveyed to the Lessee "AS IS" and in its then present condition of title and physical condition free of any Lessor Liens and, so long as all amounts required to be paid upon such termination or exercise have been paid and discharged in full, free of all Liens created by the Operative Documents.

           (b) If the Lessee properly exercises the Remarketing Option or is required to remarket the Property or return the Property to the Lessor pursuant to Section 17.2(i), then the Lessee shall, on the Expiration Date, and at its
   ---------------
own cost, transfer possession of the Property (or remaining portion thereof) to the Lessor or the independent purchaser thereof, as the case may be, by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, in compliance with Applicable Law, and in "broom-swept clean" condition. The Lessee shall cooperate reasonably with the Lessor and the independent purchaser of the Property (or remaining portion thereof) in order to facilitate the purchase by such purchaser of the Property (or remaining portion thereof) which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date: providing all books and records regarding the maintenance and ownership of the Property (or remaining portion thereof) and all know-how, data and technical information relating thereto, providing a current copy of the "as built" Plans and Specifications for the Property, granting or assigning (to the extent assignable) all existing licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action and complying with the provisions of Section 22.3 hereof.
                                 ------------

The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XX.

     20.1  Purchase Option. (a) Without limitation of the Lessee's purchase
           ---------------
obligation pursuant to Sections 20.2 or 20.3, unless the Lessee shall have given
                       -------------    ----
notice of its intention to exercise the Remarketing Option and the Lessor shall have entered into a binding contract to sell the Property, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice (each, a "Purchase Notice") of the Lessee's election to exercise such option) to
 ---------------
purchase, or to designate a third party to purchase, (i) all of the Property (the "Purchase Option") or (ii) any portion of the Land Interest now or
      ---------------
hereafter constituting a separate legal parcel designated by the Lessee (the "Partial Purchase Option") provided that the Lessee shall have delivered to the
 -----------------------
Lessor with the Purchase Notice a satisfactory appraisal of the Fair Market Sales Value of the Property as of the purchase date and the Expiration Date, reflecting the Fair Market Sales Value of the entire Property then remaining subject to this Lease and of the parcel thereof proposed to be purchased. The purchase price in respect of the entire Property (the "Purchase Option Price")
                                                       ---------------------
shall be equal to the Asset Termination Value or, with respect to such portion of the Property (the "Partial Purchase Option Price"), a price determined by
                      -----------------------------
multiplying the Asset Termination Value by the percentage that the Fair Market Sales Value of the portion of the Property subject to the Partial Purchase Option bears to the Fair Market Sales Value of that portion of the Property subject to this Lease immediately prior to such purchase, in each case as shown in such appraisal, plus in each case all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing. The Lessee shall deliver the Purchase Notice to the Lessor not less than thirty (30) days prior to the purchase date. If the Lessee exercises its Purchase Option or Partial Purchase Option, pursuant to this Section 20.1, the Lessor shall transfer, free and clear
                         ------------
of Lessor Liens and Liens under the Operative Documents, to the Lessee or the Lessee's designee, all of the Lessor's right, title and interest in and to all or the applicable portion of the Property, as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price or Partial Purchase Option Price, as the case may be, and (without duplication) all Rent and all other amounts then due and payable under this Lease and any other Operative Document, in accordance with Section 19.1(a). In the event of an exercise of the
                             ---------------
Partial Purchase Option, (i) Lessee or the third party acquiring such property shall grant any easements reasonably determined to be necessary by Lessor for the benefit of the remaining Property and the parties will enter into such amendments to the Operative Documents, and Lessee shall cause any such amendments to be filed, all as reasonably required by Lessor so as to preserve the Participants' interests in the retained Property; and (ii) if the Lessor and the Lessee enter into a replacement synthetic lease facility for any parcel of the Property to finance the construction of improvements to such parcel following any exercise of the Partial Purchase Option in a transaction where the Lessor remains the legal owner and lessor of such parcel, the Lessor and the Lessee agree that any 3.7(e)(ii) portion capitalized under the Operative Documents shall not be considered part of the land acquisition costs under such replacement lease facility.

     20.2  Expiration Date Purchase Obligation. Unless (a) the Lessee shall have
           -----------------------------------
properly exercised the Purchase Option or the Partial Purchase Option pursuant to Section 20.1 and purchased all of the Property pursuant thereto, (b) the
   ------------
Lessee shall have properly exercised
the Remarketing Option and shall have fulfilled all of the conditions of clauses
                                                                         -------
(a) through (j) of Section 22.1 hereof, or (c) the Lessee shall have properly
            ---    ------------
exercised the Renewal Option pursuant to Section 21.1 and the terms and
                                         ------------
conditions of a Renewal Term shall have been agreed upon pursuant to such Section, then, subject to the terms, conditions and provisions set forth in this
Section 20.2, and in accordance with the terms of Section 19.1(a), the Lessee
------------                                      --------------
shall purchase from the Lessor, and the Lessor shall assign and convey to the Lessee without recourse, on the Expiration Date of the Term (as such Term may be renewed pursuant to Section 21.1) all of the Lessor's right, title and interest
                    ------------
in the Property for an amount equal to the Asset Termination Value (the "Expiration Date Purchase Obligation"). The Lessee may designate, in a notice
 -----------------------------------
given to the Lessor not less than five (5) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or
                  --------  -------
transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor an amount equal to the Asset Termination Value that was not fully and finally paid by such designee on such Expiration Date.

     20.3  Acceleration of Purchase Obligation. (a) The Lessee shall be
           -----------------------------------
obligated to purchase for an amount equal to the Asset Termination Value the Lessor's interest in the Property (notwithstanding any prior election to exercise its Purchase Option or Partial Purchase Option pursuant to Section
                                                                    -------
20.1) (i) automatically and without notice upon the occurrence of any Lease
----
Event of Default specified in clause (f) or (g) of Section 17.1, and (ii) as
                              ----------    ---    ------------
provided for at Section 17.2(e) immediately upon written demand of the Lessor
                ---------------
upon the occurrence of any other Lease Event of Default (except as provided in
Section 17.2(i) and subject to Section 16.1(b) and (c)) with respect to the
---------------                ---------------     ---
Lessee's recourse liability if such Lease Event of Default arises during the Agency Term.

           (b) The Lessee shall be obligated to purchase for an amount equal to the Asset Termination Value (plus all other amounts (without duplication) owing in respect of Rent (including Supplemental Rent) theretofore accruing) (offsetting against such amount, subject to the terms of the Cash Collateral Agreement, the aggregate amount of the Cash Collateral) immediately upon written demand of the Lessor the Lessor's interest in the Property at any time during the Term when the Lessor ceases to have title as contemplated by Section 12.1.
                                                                 ------------

                                 ARTICLE XXI.

     21.1  Renewal. (a) Subject to the conditions set forth herein, the Lessee
           -------
shall have the option (the "Renewal Option") by written request (the "Renewal
                            --------------                            -------
Request") to the Lessor and the Agent (which request the Agent shall promptly
-------
forward to each Participant) given not later than 180 days prior to the Initial Expiration Date, to renew the Term for an additional one-year period commencing on the date following the Expiration Date then in effect. No later than the date (the "Renewal Response Date") which is ninety (90) days after such request has
      ---------------------
been delivered to each of the Lessor and the Agent, the Lessor will notify the Lessee in writing (with a copy to Agent) whether or not it consents to such Renewal Request (which consent may be granted or denied in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by the Lessor including without limitation a satisfactory appraisal of the Property), provided that if the Lessor shall fail to notify the Lessee on or prior to the Renewal Response Date, it shall be deemed to have denied such Renewal Request. If the Lessor shall have consented to the Renewal Request, the Renewal Term contemplated by such request shall become effective as of the Expiration Date then in effect after the Lessor has consented to such Renewal Request (each an "Extension Effective Date"); provided
                                            ------------------------
that such renewal shall be subject to and conditioned upon the following:

                    (A) on both the Extension Effective Date and the date of the Renewal Request, (i) no Lease Default or Lease Event of Default shall have occurred and be continuing, and (ii) the Lessor and the Agent shall have received a Responsible Officer's Certificate of the Lessee as to the matters set forth in clause
                                                                        ------
               (i) above,
               ---

                    (B) the Lessee shall not have exercised the Remarketing Option, and

                    (C) the Participants shall have agreed to extend the Maturity Date contemporaneously therewith pursuant to Section 3.6 of the Participation Agreement such that the Renewal Term will expire on the same date as the extended Maturity Date.

          (b) Any Renewal Term of this Lease shall be on the same terms and conditions as are set forth in this Lease for the original Term, with such modifications thereto, if any, as the parties hereto and to the other Operative Documents may negotiate based upon the current credit information regarding the Lessee, interest rates and such other factors as the Lessor may consider relevant. No more than two Renewal Terms shall be permitted hereunder.

                                 ARTICLE XXII.

    22.1  Option to Remarket. Subject to the fulfillment of each of the
          ------------------
conditions set forth in this Section 22.1, the Lessee shall have the option (the
                             ------------
"Remarketing Option") to market for the Lessor and complete the sale of all, but
 ------------------
not less than all, of the Lessor's interest in the Property on the Expiration Date for the Lessor.

    The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

          (a) Not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable (except by delivery of a Purchase Notice and consummation of the exercise of the Purchase Option prior to the earlier of (i) the Expiration Date or (ii) the date on which the Lessor enters into a binding contract to sell the Property pursuant to the exercise of the Remarketing Option).

          (b) The Lessee shall deliver to the Lessor an Environmental Audit of the Property together with its notice of exercise of the Remarketing Option. Such Environmental

Audit shall be prepared by an environmental consultant selected by the Lessor following consultation with the Lessee, in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If such Environmental Audit indicates any material exceptions reasonably requiring remedy or further investigation, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remediation of such exceptions, if any, in compliance with Environmental Laws or such further investigation as required.

          (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no uncured Lease Event of Default or Lease Default shall exist.

          (d) The Lessee shall have completed in all material respects all restoration and rebuilding of the Property pursuant to Section 15.1(e) and shall
                                                       ---------------
have fulfilled in all material respects all of the conditions and requirements in connection therewith pursuant to said Sections, by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all restoration and remodeling commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 13.1 from complying with any
                                        ------------
Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Permitted Exceptions on the Property that were contested by the Lessee shall have been removed.

          (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Property on or prior to the Expiration Date (without diminishing the Lessee's obligation to consummate the sale on the Expiration Date) and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring and compensating brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

          (f) The Lessee shall submit all bids to the Lessor and the Agent, and the Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion. The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Agent not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest bid to purchase the Property. No such purchaser shall be the Lessee, or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion.

          (g) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Property, as well as such other terms and conditions as may be negotiated between the Lessee and the purchaser. The Lessee shall have obtained, at its cost and expense, and with the reasonable cooperation of Lessor, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens and Liens created by the Operative Documents. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

          (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor, the Participants or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's, the Participants' and the Agent's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes (except the foregoing shall not prevent the Lessee from negotiating for the Person buying the Property to bear some or all of such costs).

          (i) The Lessee shall pay to the Agent on the Expiration Date (or to such other Person as the Lessor shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Residual Value Guarantee Amount, plus (without duplication) all Rent and all
                                     ----
other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.
                                                   -----------

          (j) If, within ninety (90) days prior to the Expiration Date, it is determined (based upon the highest bid by a purchaser to purchase the Property pursuant to paragraph (f) of this Section 22.1) that there would, after giving
            -------------         ------------
effect to the proposed sale of the Property, be a Shortfall Amount, the Lessee
(i) shall cause to be delivered to the Lessor and the Agent the End of Term Report required by Section 13.2 of the Participation Agreement and (ii) shall on the Expiration Date pay to the Agent (or to such other person as the Lessor shall notify the Lessee in writing), the amounts (not to exceed the Shortfall Amount) required to be paid pursuant to Section 13.2 of the Participation Agreement.

          (k) The purchase of the Property shall be consummated on the Expiration Date following the payment by the Lessee pursuant to paragraphs (i)
                                                                --------------
and (j) above and contemporaneously with the Lessee's surrender of the Property
    ---
pursuant to Section 19.1(b) and the gross proceeds (the "Gross Proceeds") of the
            ---------------                              --------------
sale of the Property (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent.

          (l) The Lessee shall not be entitled to exercise or consummate the Remarketing Option if a circumstance that would permit the Lessor to require the Lessee to repurchase the Property under Section 16.3 exists and is continuing.
                                        ------- ----

           (m) No subleases affecting the Property shall be in effect on the Expiration Date.

           (n) If the payment made by the Lessee pursuant to this Section 22.1 is equal to the sum of the Termination Value plus all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing, the Lessor shall transfer, free and clear of Lessor Liens and Liens under the Operative Documents to the Lessee's designee, all of the Lessor's right, title and interest in and to the Property in accordance with Section 19.1(a).
                                                   ---------------

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee) as to the Property, in which event all of the Lessee's rights under this Section 22.1 shall immediately terminate and the
                               ------------
Lessee shall be obligated to vacate the Property on the Expiration Date and comply with the obligations set forth in Section 22.3. Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Property.

     If the Lessee has paid the Residual Value Guarantee Amount as required herein, proceeds from a sale of the Property pursuant to the Remarketing Option or, if not sold as provided in this Section 22.1 from a sale of the Property
                                    ------------
occurring thereafter shall be distributed as provided in Section 3.14 of the Participation Agreement.

     22.2  Certain Obligations Continue. During the Marketing Period, the
           ----------------------------
obligation of the Lessee to pay Rent (including the installment of Basic Rent due on the fifth anniversary of the Closing Date or at the end of any Renewal Term, as the case may be) shall continue undiminished until payment in full to the Lessor, for deposit into an account with the Agent, of the Gross Proceeds, the Residual Value Guarantee Amount and (without duplication) all other amounts due to the Lessor with respect to the Property under the Operative Documents. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.
     ------------

     22.3  Support Obligations. In the event that (A) the Lessee does not elect
           -------------------
to purchase the Property on the Expiration Date, (B) this Lease is terminated without a purchase of the Property by the Lessee as expressly permitted herein, or (C) pursuant to the Lessor's exercise of remedies under Article XVII, this
                                                           ------------
Lease is terminated, the Lessee shall, upon the request of the Lessor, exercise all commercially reasonable efforts to provide the Lessor or other purchaser of the Property, effective on the Expiration Date or earlier termination of this Lease, with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate the Property for its intended purposes (to the extent such items are transferable), (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of the Property, and (iii) any service agreements, contracts or subcontracts in existence at such time relating to the use and operation of the Property, in each case to the extent assignable. All assignments, licenses, easements, agreements and other deliveries required by clauses (i), (ii) and (iii) of this Section 22.3 shall be in form satisfactory
                                    ------------
to the Lessor and shall be fully assignable

(including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

                                ARTICLE XXIII.

     23.1  Holding Over. If the Lessee shall for any reason remain in possession
           ------------
of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), such possession shall be as a tenancy at sufferance during which time capitalized interest and yield shall continue to accrue, to the extent such possession occurs prior to the Basic Term Commencement Date, or the Lessee shall pay as Supplemental Rent, to the extent such possession occurs from and after the Basic Term Commencement Date, that would be payable by the Lessee hereunder were the Lease then in full force and effect and the Lessee shall continue to pay Basic Rent (or capitalized interest and yield shall continue to accrue) at an annual rate equal to 110% of the average rate of Basic Rent (or capitalized interest and yield) payable hereunder during the Basic Term or prior to the Basis Term Commencement Date, as the case may be. Such Basic Rent shall be payable from time to time upon demand by the Lessor. During any period of tenancy at sufferance, the Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of the
        -------------
Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), and nothing contained herein shall be read or construed to relieve the Lessee of its obligations to purchase or remarket the Property on the Expiration Date pursuant to Article XX or Article XXII or as preventing the Lessor from maintaining a
   ----------    ------------
suit for possession of the Property or exercising any other remedy available to the Lessor at law or in equity or hereunder.

                                 ARTICLE XXIV.

     24.1  Risk of Loss. The Lessee assumes all risks of loss arising from any
           ------------
Casualty or Condemnation which arises or occurs prior to the Basic Term Commencement Date or while the Lessee is in possession of the Property and all liability for all personal injuries and deaths and damages to property suffered by any Person or property on or in connection with the Property which arises or occurs prior to the Basic Term Commencement Date or while the Lessee is in possession of the Property, except in each case to the extent any such loss or liability is primarily caused by the gross negligence or willful misconduct of a Lessor Party; provided, however, that the Lessee shall have no obligation under
              --------  -------
this Section 24.1 on account of any such loss or liability arising prior to the
     ------------
Basic Term Commencement Date, except as follows:

               (i)  The Lessee shall be liable to the Lessor under this Section
                                                                        -------
          24.1 for all such losses and liabilities Within the Lessee's Control,
          ----
          subject to the following:

                    (A) if any such loss or liability is not related to an inability or failure to complete construction of any Improvements (or if such loss or liability is related to an inability or failure to complete construction of any Improvements but also constitutes or arises out of a Fully Indemnifiable

               Event), the Lessee's obligations in this Section 24.1 shall not
                                                        ------------
               be subject to any monetary limitation; and

                    (B) if such loss or liability is related to an inability or failure to complete construction of any Improvements and such loss or liability does not constitute or arise out of a Fully Indemnifiable Event, the Lessee's monetary obligation provided in this Section 24.1, together with all other amounts payable under
                    ------------
               clause (5)(A)(ii) of Section 13.1 of the Participation Agreement or Section 13.10 of the Participation Agreement and any similarly limited payment obligation of the Lessee in connection with the return or sale of the Property under this Lease shall not exceed the maximum Residual Value Guarantee Amount.

               (ii) If any Lessor Party incurs any such loss or liability for which the Lessee is not liable pursuant to this Section 24.1, the
                                                          ------------
          amount of such loss or liability shall, if such Lessor Party shall so request by a written notice to the Lessor and the Lessor shall give its prior written consent thereto, be capitalized pursuant to Section 3.7(e)(ii) of the Participation Agreement.

TO THE FULLEST EXTENT PERMITTED BY LAW, THE LESSEE HEREBY WAIVES THE PROVISIONS OF THE CALIFORNIA CIVIL CODE SECTIONS 1932(1), 1932(2) AND 1933(4), AND ANY AND ALL OTHER APPLICABLE EXISTING OR FUTURE LAWS, ORDINANCES AND GOVERNMENTAL REGULATIONS PERMITTING THE TERMINATION OF THIS LEASE AS A RESULT OF THE DAMAGE OR DESTRUCTION OF THE PROPERTY BY FIRE, THE ELEMENTS, CASUALTIES, THEFTS, RIOTS, WARS OR OTHERWISE, AND THE LESSOR SHALL IN NO EVENT BE ANSWERABLE OR ACCOUNTABLE FOR ANY RISK OF LOSS OF OR DECREASE IN THE ENJOYMENT AND BENEFICIAL USE OF THE PROPERTY AS A RESULT OF ANY SUCH EVENT.

                                 ARTICLE XXV.

     25.1  Subletting and Assignment. The Lessee may, without the consent of the
           -------------------------
Lessor, sublease the Property or portion thereof to any Person, provided, that
                                                                --------
no such sublease shall, in the opinion of the Lessor, adversely affect any of the Lessor's interests, rights or remedies under the Lease or the Lessor's title to or interest in the Property. No assignment, sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so assigned or sublet. Any sublease of the Property shall be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder, shall expressly provide for termination at or prior to the earlier of the applicable Expiration Date or other date of termination of this Lease unless the Lessee shall have purchased the Property pursuant to Article XX. No assignee
                                                         ----------
or sublessee shall use the Property in a manner which is substantially different from the manner in which the Property is used or intended for use by the Lessee or in any manner not otherwise permitted under Section 8.2, without the prior
                                               -----------
written consent of the Lessor.

                                 ARTICLE XXVI.

     26.1  Estoppel Certificates. At any time and from time to time upon not
           ---------------------
less than twenty (20) days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such
 ----------------
request, the "Certifying Party") shall furnish to the Requesting Party (but not
              ----------------
more than four times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Certifying Party by the other party) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this
Article XXVI may be relied upon by the Requesting Party, and any existing or
------------
prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                ARTICLE XXVII.

     27.1  Right to Inspect. During the Term, the Lessee shall upon reasonable
           ----------------
notice from the Lessor (such notice to be given five (5) Business Days in advance, except in case of emergency or where a Lease Event of Default has occurred and is continuing), permit the Lessor, the Agent and their respective authorized representatives to inspect the Property during normal business hours and so long as no Event of Default has occurred and is continuing, such inspections shall be not more than once each quarter, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property, and provided, further that the Lessee may, if it so chooses, be present during such inspections.

     27.2  No Waiver. No failure by the Lessor or the Lessee to insist upon the
           ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                ARTICLE XXVIII.

     28.1  Acceptance of Surrender. No surrender to the Lessor of this Lease or
           -----------------------
of all or any portion of the Property or of any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Participation Agreement and termination of the Commitments, the Agent, and no act by the Lessor or the Agent or any representative or agent of the Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIX.

     29.1 No Merger of Title. There shall be no merger of this Lease or of the
          ------------------
leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, or (b) any estate of others in the Property created by any sublease permitted under this Lease, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.


                                 ARTICLE XXX.

     30.1 Notices. All notices, demands, requests, consents, approvals and other
          -------
communications hereunder shall be in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, addressed to the respective parties, as follows:

     If to the Lessee:

          BEA Systems, Inc.
          2315 North First Street
          San Jose, CA 95131
          Attention: Vice President of Real Estate and Corporate Services
          Telephone: (408) 570-8000
          Facsimile: (408) 570-8923

     with a copy to:

          BEA Systems, Inc.
          2315 North First Street
          San Jose, CA 95131
          Attention: Vice President - Legal
          Telephone: (408) 570-8009
          Facsimile: (408) 570-8923

     If to the Lessor:

          ABN AMRO Leasing, Inc.
          135 South LaSalle Street, Suite 740
          Chicago, Illinois 60603
          Attention: Elizabeth M. Walker
          Telephone: (312) 904-2809
          Facsimile: (312) 904-6217

     If to the Agent:

          ABN AMRO Bank N.V.
          Agency Services Department
          208 South LaSalle Street, Suite 1500
          Chicago, Illinois 60604
          Attention: Joycelyn Gray
          Telephone  (312) 992-5094
          Facsimile: (312) 992-5157

     with a copy to:

          ABN AMRO BANK N.V.
          101 California Street, Suite 4550
          San Francisco, CA 94111-5812
          Attention: Jamie Dillon
          Telephone: (415) 984-3750
          Facsimile: (415) 362-3524

          and

          ABN AMRO Bank N.V.
          Credit Administration
          208 S. LaSalle Street, Suite 1500
          Chicago, Illinois 60604
          Attention: Gregory Miller
          Telephone: (312) 992-5116
          Facsimile: (312) 992-5111

or such additional parties and/or other address as such party may hereafter specify in writing in accordance with this Lease, and shall be effective upon receipt or refusal thereof.

                                 ARTICLE XXXI.

     31.1 Miscellaneous. Anything contained in this Lease to the contrary
          -------------
notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XV, XVI, XX, XXI or XXII, would, in the absence of the limitation
-----------  ---  --  ---    ----
imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former president of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

     31.2  Amendments and Modifications. Subject to the requirements,
           ----------------------------
restrictions and conditions set forth in the Participation Agreement, neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

     31.3  Successors and Assigns. All the terms and provisions of this Lease
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     31.4  Headings and Table of Contents. The headings and table of contents
           ------------------------------
in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     31.5  Counterparts. This Lease may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     31.6  GOVERNING LAW. This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of California without reference to conflicts of law rules.

     31.7  Limitations on Recourse. The parties hereto agree that the Lessor
           -----------------------
shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be
                                --------  -------
liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 8.1 of the Participation Agreement or from the failure of the Lessor to perform its covenants and agreements set forth in Section 10.4(a) of the Participation Agreement, or (c) for any Taxes based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessor's interest in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor.

     31.8  Original Lease. The single executed original of this Lease marked
           --------------
"THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes
      -----------------------------
chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.


                                               BEA SYSTEMS, INC.,
                                               a Delaware corporation, as Lessee


                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                              ABN AMRO LEASING, INC.,
                                              an Illinois corporation, as Lessor


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

STATE OF _________  )
                    ) SS.:
COUNTY OF ______    )

          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared _______________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be a _______________ of ABN AMRO LEASING, INC., the within named bargainor, a corporation, and that [he/she] as such __________________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such Vice President.

          WITNESS my hand and seal, at office, on this the ____ day of _______, 2001.


                                                  ______________________________
                                                          Notary Public


My Commission Expires:

____________________________

STATE OF ___________  )
                      ) SS.:
COUNTY OF _________   )

          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be the _________ of BEA SYSTEMS, INC., the within named bargainor, a corporation, and that [he/she] as such _________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such _________.

          WITNESS my hand and seal, at office, on this the ____ day of ______, 2001.

                                                  ______________________________
                                                          Notary Public

My Commission Expires:

____________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of __________________, 2001.


                                                    ABN AMRO BANK N.V., as Agent

                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

--------------------------------------------------------------------------------------------------
Recording requested by, and when
recorded, please return to:
McGuireWoods LLP
77 West Wacker Drive
Suite 4500
Chicago, Illinois 60601
ATTN: W. Kirk Grimm, Esq.
--------------------------------------------------------------------------------------------------
                                          (Space Above This Line Reserved for Recorder's Use Only)


                            LEASE SUPPLEMENT NO. 1,
           MEMORANDUM OF LEASE, DEED OF TRUST AND SECURITY AGREEMENT

     THIS LEASE SUPPLEMENT NO. 1, MEMORANDUM OF LEASE, DEED OF TRUST AND SECURITY AGREEMENT (this "Lease Supplement") dated as of February 13, 2001
                          ----------------
between ABN AMRO LEASING, INC., an Illinois corporation, not in its individual capacity but solely as lessor (the "Lessor") and BEA SYSTEMS, INC., a Delaware
                                    ------
corporation, as lessee (the "Lessee").
                             ------

     WHEREAS, the Lessor is the fee owner of the Land Interest described on
Schedule 1 hereto (the "Land Interest") and wishes to lease the Land Interest to
                        -------------
the Lessee; and

     WHEREAS, the Lessee desires to grant a deed of trust lien on its leasehold interest in the Land Interest created by the Lease to Chicago Title Company, as Trustee (the "Trustee") for the benefit of the Lessor to secure the Obligations
              -------
(as hereinafter defined) of the Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation. For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Master Lease, dated as of February 13, 2001, between the Lessee and the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.  Land Interest. Attached hereto as Schedule 1 is the
                 -------------
description of a certain Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Land Interest, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Land Interest.

     SECTION 3.  Parties and Addresses.  The Lease is dated as of February 13,
                 ---------------------
2001, between the Lessor, whose principal office is at 135 South LaSalle Street, Chicago, Illinois 60603 and the Lessee, whose principal office is 2315 North First Street, San Jose, CA 95131.

     SECTION 4.  Lease Term.  The term of the Lease (the "Term") shall consist
                 ----------                               ----
of an Agency Term beginning on the February 13, 2001 and ending on the earlier of the Completion of Construction and February 13, 2003, and a Basic Term commencing on the day following the last day of the Agency Term and ending on February 13, 2006 unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains two option periods of one year each which gives the Lessee the right, with the Participants' prior written consent and subject to the terms thereof, to extend the term of the Lease to no later than February 13, 2008.

     SECTION 5.  Ownership of the Property.
                 -------------------------

     (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended and interpreted, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, local and foreign Taxes, including without limitation income or franchise taxes (and any other tax imposed on or measured by income, including any withholding taxes), and documentary, intangibles, and transfer taxes, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Each of the Parties agrees that it will not, nor will any Person controlled by it, or under common control with it, directly or indirectly, at any time take any action or fail to take any action with respect to the filing of any Tax return, report or other statement, including any income or franchise tax return or amended income or franchise tax return, inconsistent with the intention of the parties expressed in this Section 5.1(a) unless, in the case of Lessor or any Participant, required to do so by an appropriate taxing authority or after a clearly applicable change in law or as a protective response to a proposed adjustment by a Governmental Authority, provided, however, that if an appropriate taxing authority shall require Lessor or any Participant to claim any tax attributes or benefits, such Person shall promptly notify Lessee thereof and shall permit Lessee to contest such requirement in a manner consistent with the contest provisions of Section 13.5(f). Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of federal, state and local Taxes and in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws, (i) the transactions evidenced by the Lease shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the

Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value, Purchase Option Price, Partial Purchase Option Price or Residual Value Guarantee Amount in connection with a purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

     (c) Specifically, without limiting the generality of subsections (a) and
                                                          -------------------
(b) of this Section 5, the parties hereto intend and agree that, for purposes of
---         ---------
filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

     (d) [Reserved.]

     (e) In the event that, after the date hereof, the UCC as enacted and in effect in any applicable jurisdiction shall be revised or amended, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect or otherwise address such revisions or amendments.

     (f) Specifically, without limiting the generality of subsection (b) of this
Section 5, in order to secure the Lessee's obligation to pay Basic Rent,
---------
Supplemental Rent, Asset Termination Value, the Residual Value Guarantee Amount, the Purchase Option Price, the Partial Purchase Option Price, and all other obligations owing by the Lessee under the Operative Documents (the "Obligations"), the Lessee hereby grants, conveys, sells, transfers, assigns and
 -----------
sets over unto the Trustee for the benefit of the Lessor, WITH POWER OF SALE and right of entry and possession, all of the Lessee's right, title and interest in and to the following (collectively, the "Collateral"):
                                         ----------

         (i) all right, title and interest of the Lessee in and to the Property or any part thereof and the reversions, remainders, rents, issues and profits thereof;

         (ii) all right, title and interest of the Lessee in and to all substitutes and replacements of, and all additions and improvements to, any Improvements and the Fixtures, subsequently acquired by the Lessee or constructed, assembled or placed on the Land Interest, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Lessee;

          (iii) all right, title and interest of the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or any Fixtures or any part thereof;

          (iv) all right, title and interest of the Lessee in and to all insurance policies (including title insurance policies) required to be maintained by the Lessee pursuant to the Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

          (v) all right, title and interest of the Lessee in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, provided that any such
                                                       --------
     consent, license, permit, certificate or approval that by its terms or by operation of law would become void, voidable, terminable or revocable or would result in a breach or default thereunder or under any applicable law if subjected to the lien granted pursuant to this clause (v) is expressly
                                                       ----------
     excepted and excluded from this clause (v) to the extent necessary to avoid
                                     ----------
     such result, and (ii) all plans and specifications relating to the Property, in each case to the extent assignable;

          (vi) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under this Lease or pursuant to any other lease with respect to the Property;

          (vii) all proceeds, both cash and noncash, of the foregoing and any items acquired in substitution of, or replacement for, any of the foregoing; and

          (viii) all right, title and interest of the Lessee in and to all of the Operative Documents, including, without limitation, the Lease Supplement, regardless of whether the interest of the Lessee therein is that of lessee, sublessee, sublessor or borrower.

     (g)  Specifically, without limiting the generality of subsection (b) of the
Section 5, the Lessor and the Lessee further intend and agree that, for the
---------
purpose of securing the Lessee's obligations for the repayment of the loans from the Lessor and the Participants to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code), a fixture filing and a real property mortgage or deed of trust of the Property; (ii) the conveyance provided for in Article II of the Lease shall be deemed to be a grant by the Lessee to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants, of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property, except to the extent that all or a portion of the Property is released from the Lease in accordance with the Operative Documents, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property to Lessor to secure such loans); (iii) the possession by the Lessor or any of its agents of any notes and such other items of the Collateral as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     SECTION 6.  Lease Events of Default and Remedies.  Sections 17.2 through
                 ------------------------------------   ---------------------
17.5 of the Lease, which are hereby incorporated by reference, set forth the
----
remedies available to the Lessor and the Trustee in the event of a Lease Event of Default.

     SECTION 7.  Purchase Option.  Sections 17.2(i) and Article XX of the Lease
                 ---------------   ----------------     ----------
contain various purchase options which may be exercised by the Lessee during the term of the Lease subject to the terms and conditions of said Sections of the Lease.

     SECTION 8.  Liens. (a) THIS LEASE SUPPLEMENT IS SUPERIOR TO A DEED OF TRUST
                 -----
IN FAVOR OF ABN AMRO BANK N.V., AS AGENT (THE "AGENT") UNDER THE PARTICIPATION
                                               -----
AGREEMENT DATED AS OF FEBRUARY 13, 2001 AS AMENDED OR SUPPLEMENTED, BETWEEN THE LESSOR, THE AGENT AND THE TRUSTEE NAMED THEREIN.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 9.  Ratification.  Except as specifically modified hereby, the
                 ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10. Original Lease Supplement.  The single executed original of
                 -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

     SECTION 12.  Counterpart Execution.  This Lease Supplement may be executed
                  ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 13.  Incorporation by Reference.  The terms and provisions of the
                  --------------------------
Lease are incorporated herein as if they were fully set forth herein and are made a part of this Lease Supplement.

     SECTION 14.  Receipt.  The Lessee hereby declares and acknowledges that the
                  -------
Lessee has received, without charge, a true copy of the Lease and this Lease Supplement No. 1.

     SECTION 15.  Substitution of Trustee.  From time to time, by a writing
                  -----------------------
signed and acknowledged by Lessor and recorded in the Office of the Recorder of the County in which the Property is situated, Lessor may with the prior written consent of Lessee, which consent shall not be unreasonably withheld (except that Lessee's consent shall not be required during the continuance of any Lease Event of Default) appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Lease Supplement No. 1, Memorandum of Lease, Deed of Trust and Security Agreement and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

                           [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                             BEA SYSTEMS, INC.,
                                             a Delaware corporation, as Lessee


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             ABN AMRO LEASING, INC.,
                                             an Illinois corporation, as Lessor


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

STATE OF _________   )
                     )  SS.:
COUNTY OF _________  )

          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared _______________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be a _____________ of ABN AMRO LEASING, INC., the within named bargainor, a corporation, and that [he/she] as such _________________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such Vice President.

          WITNESS my hand and seal, at office, on this the ____ day of _________, 2001.

                                             ______________________________
                                                      Notary Public

My Commission Expires:

____________________________

STATE OF _________  )
                    )  SS.:
COUNTY OF _______   )

          Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared _________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be the _________ of BEA SYSTEMS, INC., the within named bargainor, a corporation, and that [he/she] as such _________, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such _________.

          WITNESS my hand and seal, at office, on this the ___ day of __________, 2001.

                                             ______________________________
                                                      Notary Public

My Commission Expires:

____________________________

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of February ____, 2001.

                                   ABN AMRO BANK N.V., as Agent

                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________


                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________

                                                                      SCHEDULE 1
                                                       TO LEASE SUPPLEMENT NO. 1
                                                       -------------------------

                           Land Interest Description

All that certain property in the City of San Jose, County of Santa Clara, State of California, described as follows:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on January 30, 2001, in Book 736 of Maps, at pages 30, 31 and 32.

                            EXHIBIT B TO THE LEASE
                      LEGAL DESCRIPTION OF LAND INTEREST

All that certain property in the City of San Jose, County of Santa Clara, State of California, described as follows:

     All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on January 30, 2001, in Book 736 of Maps, at pages 30, 31 and 32.

                                                                  EXECUTION COPY

________________________________________________________________________________


                                  APPENDIX 1
                                      to
               Amended and Restated Participation Agreement and
       Amended and Restated Master Lease, each dated as of May 15, 2001
        (San Jose, California Corporate Headquarters Land Acquisition)

                        DEFINITIONS AND INTERPRETATION

________________________________________________________________________________

     A.   Interpretation.  In each Operative Document, unless a clear contrary
          --------------
intention appears:

          (i)    the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (iii)  reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi)   reference in any Operative Document to any Article, Section,
                                                            -------
     Appendix, Schedule, or Exhibit means such Article or Section thereof or
                            -------            -------    -------
     Appendix, Schedule or Exhibit thereto;
     --------  --------    -------

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;
                    -------  -------

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

          (ix)  "or" is not exclusive; and

          (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     B.   Accounting Terms.  In each Operative Document, unless expressly
          ----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.   Conflict in Operative Documents.  If there is any conflict between any
          -------------------------------
Operative Documents, such Operative Documents shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

     D.   Legal Representation of the Parties.  The Operative Documents were
          -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.   Defined Terms.  Unless a clear contrary intention appears, terms
          -------------
defined herein have the respective indicated meanings when used in each Operative Document. Certain terms not defined herein are used as defined in the applicable Operative Document.

     "Account" is defined in Section 3.10 of the Participation Agreement.
      -------

     "Accountants" means Ernst & Young LLP or such other firm of independent
      -----------
certified public accountants of recognized national standing selected by the Lessee.

     "Acquisition Request" is defined in Section 3.3 of the Participation
      -------------------
Agreement.

     "Adjusted Percentage" is defined in Section 11.7 of the Participation
      -------------------
Agreement.

     "Advance" means an advance of funds by the Lessor pursuant to Section 3 of
      -------
the Participation Agreement which will be used to pay Property Costs, including all amounts capitalized under the terms of Section 3.7(e) of the Participation Agreement.

     "Adverse Proceeding" means any action, suit, proceeding (whether
      ------------------
administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the Lessee or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority (including any Environmental Claims), whether pending or, to the knowledge of the Lessee or its Subsidiaries, threatened against or affecting the Lessee or any of its Subsidiaries or any property of the Lessee or any of its Subsidiaries.

     "Affiliate" shall mean, with respect to any Person, (a) each Person that,
      ---------
directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, ten percent (10%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such

Person or (c) each of such Person's officers, directors, joint ventures and partners; provided, however, that in no case shall the Lessor, the Agent or any
--------  -------
Participant be deemed to be an Affiliate of the Lessee or any of its Subsidiaries for purposes of the Operative Documents. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "After Tax Basis" means, with respect to any payment to be received, the
      ---------------
amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient, calculated at the then maximum federal and state income tax rates generally applicable to Persons of the same type as the recipient (less any tax savings realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made. In calculating any tax savings realized by the recipient as a result of the payment of the indemnified amount, such savings shall be treated as realized (i) if payment thereof is actually received by the Indemnitee, or (ii) if at the time of the calculation of the payment required to be made by the indemnifying party to the Indemnitee, the Indemnitee shall have filed a tax return on which the item resulting in such savings shall have been reported, provided however, that if it shall
                                  --------
subsequently be determined that the Indemnitee is not entitled to such savings, such lost savings shall be treated as an Imposition indemnifiable under the Operative Documents notwithstanding any exclusion set forth in the definition of Impositions.

     "Agency Term" is defined in Section 2.3 of the Lease.
      -----------

     "Agent" means ABN AMRO Bank N.V., as Agent for the Participants pursuant to
      -----
the Participation Agreement, or any successor or additional Agent appointed in accordance with the terms of the Participation Agreement.

     "Agent Financing Statements" means UCC financing statements appropriately
      --------------------------
completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent for the ratable benefit of the Participants in any improvements on the Property.

     "Agent Fee" is defined in Section 4.4 of the Participation Agreement.
      ---------

     "Alternate Base Rate" means, for any period, an interest rate per annum
      -------------------
equal to the higher of (a) the rate of interest most recently announced by the Agent in the United States from time to time as its prime rate for calculating interest on certain loans, which need not be the lowest interest rate charged by the Agent and (b) the Federal Funds Effective Rate most recently determined by the Agent plus .50%. If either of the aforesaid rates or equivalent changes
          ----
from time to time after the date of the Participation Agreement, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee or the Lessor, as of the effective time of each change.

     "Applicable Law" means all existing and future domestic and foreign
      --------------
applicable laws, rules, regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, covenants, restrictions, requirements, orders and licenses of and interpretations by, any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Property) and any restrictive covenant or deed restriction or easement affecting all or any portion of the Property.

     "Applicable Margin" means with respect to the Advances (and related
      -----------------
purchases of Participation Interests therein) which bear interest or accrue yield by reference to a Eurodollar Rate, the following respective margin percentages, expressed in basis points per annum:

-----------------------------------------------------------------------------------------------------------------
                                          Margin over               Margin over
      Ratio of                             LIBOR for                 LIBOR for            Margin over LIBOR
  Funded Debt/ EBITDA                 Tranches A-1 and B-1      Tranches A-2 and B-2        for Tranche C
-----------------------------------------------------------------------------------------------------------------
Greater or equal to 2.0x                      275                       35                       375
-----------------------------------------------------------------------------------------------------------------
Greater or equal to 1.5x, but less            225                       35                       325
    than 2.0x
-----------------------------------------------------------------------------------------------------------------
1.0x - 1.5x                                   200                       35                       300
-----------------------------------------------------------------------------------------------------------------
Less than 1.0x                                175                       35                       275
-----------------------------------------------------------------------------------------------------------------

     "Appraisal" means, with respect to the Property, an appraisal, prepared by
      ---------
a reputable appraiser approved by the Lessor and the Agent, which in the judgment of counsel to the Lessor and the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, which appraisal will appraise the Fair Market Sales Value of the Property, as of the Land Interest Acquisition Date, as of the Expiration Date, as of the commencement of any Renewal Term, if any, and at the end of any Renewal Term, if any.

     "Appurtenant Rights" means (i) all agreements, easements, rights of way or
      ------------------
use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land Interest or any improvements, if any, including, without limitation, the use of any streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land Interest.

     "Arranger" means ABN AMRO Bank N.V.
      --------

     "Arrangement Fee" is defined in Section 4.2 of the Participation Agreement.
      ---------------

     "Asset Termination Value" means as of any date of determination, an amount
      -----------------------
equal to the sum of the aggregate outstanding principal amount of the Advances, all accrued and unpaid interest and yield thereon, and all other amounts owing by the Lessee under the Operative Documents.

     "Assignment and Acceptance" is defined in Section 12.1(b) of the
      -------------------------
Participation Agreement.

     "Assignment of Lease" means the Assignment of Lease, dated as of the
      -------------------
Closing Date, from the Lessor to the Agent for the benefit of the Participants, together with any supplements thereto, and consented to by the Lessee pursuant to that certain Lessee's Consent, dated as of the Closing Date (the "Consent to
                                                                     ----------
Assignment") by the Lessee, as obligor, in favor of the Agent for the benefit of
----------
the Participants, in each case in the respective forms set forth in Exhibit K to the Participation Agreement.

     "Assignment of Purchase Agreement" means the Assignment of Purchase
      --------------------------------
Agreement, dated as of the Closing Date, between Lessee and Lessor with respect to the purchase of the Land Interest under the Property Purchase Agreement.

     "Available Commitments" means as to any Participant at any time, an amount
      ---------------------
equal to the excess, if any, of (a) the amount of such Participant's Commitment over (b) the aggregate amount of its Participation Interest in all Advances made by the Lessor then outstanding.

     "Bankruptcy Code" means Title 11 of the United States Code entitled
      ---------------
"Bankruptcy," as now or hereafter in effect.

     "Basic Rent" means after the Lease Commencement Date, the sum of the
      ----------
interest and yield on Advances due on any Payment Date as set forth in Section
3.7 of the Participation Agreement.

     "Basic Term" is defined in Section 2.3 of the Lease.
      ----------

     "Basic Term Commencement Date" means the first day of the Basic Term.
      ----------------------------

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States (or any successor).

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
which is not a day on which banks in Chicago, Illinois, New York, New York, San Jose, California, or (if interest is being determined by reference to the Eurodollar Rate) London, England, are generally authorized or obligated, by law or executive order, to close.

     "Capital Asset" shall mean with respect to any Person, any tangible fixed
      -------------
or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

     "Capital Expenditures" shall mean with respect to any Person and any
      --------------------
period, all expenses accrued by such Person during such period for the acquisition of Capital Assets (including all indebtedness incurred or assumed in connection with Capital Leases).

     "Capital Lease" means, as applied to any Person, any lease of any property
      -------------
(whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Cash" means money, currency or a credit balance in any demand or Deposit
      ----
Account.

     "Cash Collateral" means the Collateral, as defined in the Cash Collateral
      ---------------
Agreement.

     "Cash Collateral Agreement" means the Amended and Restated Cash Collateral
      -------------------------
Agreement dated as of the Syndication Closing Date among the Lessee, the Lessor and the Agent in the form of Exhibit L to the Participation Agreement.

     "Cash Equivalents" means, as at any date of determination:
      ----------------

            (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof,

            (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-I (or its equivalent) by S&P or P-I (or its equivalent) by Moody's;

            (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-I (or its equivalent) by S&P or P-I (or its equivalent) by Moody's; and

            (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000,
                  (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's, (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (a), (b) or (c) above and (D) such
                               ------ ---  ---    ---
                  security or instrument so securing the repurchase obligations has fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

     "Casualty" means any damage to, destruction of or decrease in the value of
      --------
all or any portion of the Property as a result of fire, flood, earthquake, or other natural cause; the actions or inactions of any Person(s) (whether willful or unintentional and whether or not constituting negligence); or any other cause.

     "CC&Rs" means the declaration of covenants, conditions and restrictions
      -----
which is, pursuant to the Property Purchase Agreement, to be recorded against the Property on the Closing Date.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq., as amended by the
                                             -- ---
Superfund Amendments and Reauthorization Act of 1986.

     "Certifying Party" is defined in Section 26.1 of the Lease.
      ----------------

     "Change of Control" shall mean, with respect to the Lessee, (a) the
      -----------------
acquisition after the date hereof by any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) of (i) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of twenty-five per cent (25%) or more of the outstanding Equity Securities of the Lessee entitled to vote for members of the board of directors, or (ii) all or substantially all of the assets of the Lessee and its Subsidiaries taken as a whole or (b) during any period of twelve (12) consecutive calendar months, individuals who are directors of the Lessee on the first day of such period ("Initial Directors") and any directors of the Lessee
                           -----------------
who are specifically approved by two-thirds of the Initial Directors and previously approved Directors shall cease to constitute a majority of the Board of Directors of the Lessee before the end of such period.

     "Claims" means any and all obligations, liabilities, losses, actions,
      ------
suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever, including, as they relate to issues involving any Environmental Law or Environmental Violation, those for which indemnification is provided pursuant to Section 13.3 of the Participation Agreement.

     "Closing Date" means February 13, 2001.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor statute thereto.

     "Commitment" means (i) as to any Participant, the obligation of such
      ----------
Participant to purchase a Participation Interest in Advances to be made by the Lessor under the Participation Agreement, in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Participant's name on Schedule I to the Participation Agreement, as such amount may be adjusted from time to time in accordance with the provisions of the Participation Agreement, and (ii) as to the Lessor, the obligation of the Lessor to make Advances from amounts received from the Participants pursuant to the purchase of Participation Interests under the Participation Agreement.

     "Commitment Fee" is defined in Section 4.1 of the Participation Agreement.
      --------------

     "Commitment Fee Payment Date" means May 15/th/, August 15/th/, November
      ---------------------------
15/th/ and February 15/th/ of each year and the last day of the Commitment Period or such earlier date as the Commitments shall terminate as provided in the Operative Documents.

     "Commitment Fee Rate" means, with respect to the Participation Interests,
      -------------------
the following respective commitment fee percentages, expressed in basis points per annum:

        ------------------------------------------------------------------------------------
                   Ratio of                   Commitment Fee for       Commitment Fee for
              Funded Debt/ EBITDA              Tranches A and B            Tranche C
        ------------------------------------------------------------------------------------
         Greater or equal to 2.0x                     50                      50
        ------------------------------------------------------------------------------------
         Greater or equal to 1.5x, but less
               than 2.0x                              50                      50
        ------------------------------------------------------------------------------------
         1.0x - 1.5x                                  40                      40
        ------------------------------------------------------------------------------------
         Less than 1.0x                               30                      30
        ------------------------------------------------------------------------------------

     "Commitment Percentage" means, (i) with respect to each Participant, the
      ---------------------
percentage which such Participant's Commitment constitutes of the aggregate Commitments of the Participants to purchase a Participation Interest in Advances as set forth in the column captioned "Commitment Percentage" on Schedule I to the Participation Agreement (or at any time after the Commitments of the Participants to purchase a Participation Interest in Advances shall have expired or terminated, the percentage which the aggregate amount of such Participant's Advances (or related purchases of Participation Interests therein) then outstanding constitutes of the aggregate amount of the Advances (or related purchases of Participation Interests therein) then outstanding).

     "Commitment Period" means the period from and including the Syndication
      -----------------
Closing Date to but not including the earlier second anniversary of the Closing Date or such earlier date on which the Commitments shall terminate as provided in the Operative Documents.

     "Completion of Construction" means, as to the Property, the earlier of (A)
      --------------------------
the completion of an office building on the relevant parcel of the Property subject to the Lease, to a condition where such building may, in accordance with Applicable Law, be lawfully occupied and used by Lessee for the intended use thereof, or (B) the date on which the aggregate Available Commitments has been reduced to zero.

     "Condemnation" means any condemnation, requisition, confiscation, seizure
      ------------
or other taking or sale of the use, access, occupancy, easement rights or title to the Property or any portion thereof, wholly or partially (temporarily or permanently), (i) by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, but not including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in change in access to the Property so long as adequate ingress and egress remains with respect to the Property, or (ii) by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall
                                                            ------------
be deemed to have occurred on the earliest of the dates that use, occupancy or title is taken.

     "Confidential Information" is defined in Section 15.12 of the Participation
      ------------------------
Agreement.

     "Consent to Assignment" is defined in the definition of the term
      ---------------------
"Assignment of Lease".
--------------------

     "Consolidated Assets" means, at any date of determination, the total assets
      -------------------
of the Lessee and its Subsidiaries on a consolidated basis in conformity with GAAP.

     "Consolidated Net Worth" shall mean, with respect to the Lessee at any
      ----------------------
time, the net worth of the Lessee and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, but with no deduction for in-process research and development or amortization expense; unless, during any Fiscal Quarter Lessee had a negative consolidated quarterly net income and such negative consolidated quarterly net income was caused solely by charges taken for the purchase of in-process research and development or amortization expense.

     "Contingent Obligation" shall mean, with respect to any Person, (a) any
      ---------------------
Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall with respect to item (b)(iv)
                                                                    ------------
of this definition be marked to market on a current basis.

     "Contractual Obligation" of any Person shall mean any indenture, note,
      ----------------------
lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

     "Control Agreement" is defined in the Cash Collateral Agreement.
      -----------------

     "Convertible Subordinated Debt" means any subordinated Indebtedness issued
      -----------------------------
by the Lessee or any of its subsidiaries after the Closing Date that is convertible into Equity Securities of the Lessee or any of its Subsidiaries, with or without the payment of additional consideration.

     "Covered Liabilities" is defined in Section 11.7 of the Participation
      -------------------
Agreement.

     "Covered Matters" is defined in Section 13.14 of the Participation
      ---------------
Agreement.

     "Deed" is defined in Section 6.1(e) of the Participation Agreement.
      ----

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Defaulting Participant" means, at any time, any of the Participants which
      ----------------------
at such time has (i) failed to make a payment when due to the Lessor equal to its Commitment Percentage of an Advance, (ii) has been notified of such failure by the Lessor, and (iii) has not cured such failure by making such payment, together with interest at the Late Payment Rate.

     "Deposit Account" means a demand, time, savings, passbook or like account
      ---------------
with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "Designated Payment Date" means the Expiration Date, the Termination Date
      -----------------------
or other date of termination of the Lease.

     "Document Closing Date" is defined in Section 2 of the Participation
      ---------------------
Agreement.

     "Dollar" and "$" mean dollars in lawful currency of the United States of
      ------       -
America.

     "Domestic Subsidiary" means any Subsidiary organized under the laws of the
      -------------------
United States of America, any state thereof or the District of Columbia.

     "EBITDA" shall mean, with respect to the Lessee for any period, the sum,
      ------
determined on a consolidated basis in accordance with GAAP, of the following:

          (a) The net income or net loss of the Lessee and its Subsidiaries for such period before provision for income taxes;

                                     plus
                                     ----

          (b) The sum (to the extent deducted in calculating net income or loss in clause a) above) of (i) all Interest Expenses of the Lessee
                  --------
               and its Subsidiaries accruing during such period and (ii) all depreciation and amortization expenses and in-process research and development expenses of Lessee and its Subsidiaries accruing during such period.

     "Employee Benefit Plan" means any "employee benefit plan" as defined in
      ---------------------
Section 3(3) of ERISA which is or was maintained or contributed to by the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates.

     "End of the Term Report" is defined in Section 13.2 of the Participation
      ----------------------
Agreement.

     "Environmental Audit" means a Phase One environmental site assessment (the
      -------------------
scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of the Property to be acquired by the Lessor on the Land Interest Acquisition Date or of the Property to be remarketed under the Remarketing Option under the Lease.

     "Environmental Certificate" is defined in Section 6.1(c) of the
      -------------------------
Participation Agreement.

     "Environmental Claim" means any investigation, notice, notice of violation,
      -------------------
claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Substance or any actual or alleged Hazardous Activity; or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Law" means, whenever enacted or promulgated, any applicable
      -----------------
federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

          (a) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

          (b) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity;

in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq.; the Federal Water Pollution Control Act, 33
                         -- ---
U.S.C. (S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; the
                -- ---                                            -- ---
National Environmental Policy Act, 42 U.S.C. (S) 4321; the Refuse Act, 33 U.S.C.
(S)(S) 401 et seq.; the Hazardous Materials Transportation Act of 1975, 49
           -- ---
U.S.C. (S)(S) 1801-1812; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.
-- ---
(S)(S) 136 et seq.; the Safe Drinking Water Act, 42 U.S.C.
           -- ---

(S)(S) 300f et seq.; and the Occupational Safety and Health Act of 1970, each as
            -- ---
amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

     "Environmental Obligations" means, collectively, any obligations of the
      -------------------------
Lessee with respect to all Claims against, incurred by or suffered by any Lessor Party, or which adversely affect the Property or any portion thereof or the value of the Property or such portion, which (i) arise as a result of the breach by the Lessee of any representation set forth in Section 8.3(i) of the Participation Agreement or Section 8.4(b) of the Participation Agreement (to the extent said Section relates to Environmental Laws), (ii) arise as a result of the failure by the Lessee to comply with any of the covenants set forth in
Section 10.1(a)(vii) of the Participation Agreement or Section 9.1 of the Lease (to the extent either such Section relates to Environmental Laws), (iii) arise under Section 13.3 of the Participation Agreement (subject to the proviso to said Section), or (iv) arise as a result of an Environmental Violation.

     "Environmental Violation" means any activity, occurrence or condition or
      -----------------------
omission that violates or results in non-compliance with, or could reasonably be expected to give rise to liability under, any Environmental Law.

     "Equity Securities of any Person shall mean (a) all common stock, preferred
      -----------------
stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor Federal statute.

     "ERISA Affiliate" means, as applied to any Person, (i) any corporation
      ---------------
which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Lessee or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Lessee or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Lessee or such Subsidiary and with respect to liabilities arising after such period for which the Lessee or such Subsidiary could be liable under the Code or ERISA.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section
      -----------
4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer

Plan; (iii) the provision by the administrator of any Pension Plan pursuant to
Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which would constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under
Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Lessee, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

     "Eurocurrency Reserve Requirements" means, for any day as applied to an
      ---------------------------------
Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Rate" means, with respect to each day during each Interest
      ---------------
Period, the rate per annum determined by the Agent to be the offered rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Telerate Page 3750 (or any successor page), or if such offered rate is not available, then the rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Reuters Screen LIBOR Page (or any successor page) in each case as of 11:00 a.m. (London time), two Business Days prior to the beginning of such Interest Period or in the event that the foregoing offered rates are not available, then the average (rounded upward to the nearest whole multiple of one sixteenth of one percent per annum, if such average is not such a multiple) of the respective rates notified to the Agent by each of the Participants as the rates at which such Participant's Funding Office is offered Dollar deposits at or about 11:00 a.m. (London time), two Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein in an amount comparable to the amount of its Participation Interest to be outstanding during such Interest Period.

     "Event of Default" means a Lease Event of Default.
      ----------------

     "Excepted Payments" means:
      -----------------

          (a) all indemnity payments (including indemnity payments made pursuant to Section 13 of the Participation Agreement) to which the Lessor, or any of its Affiliates, agents, officers, directors or employees is entitled, provided that indemnity payments made
                                         --------
               to the Lessor pursuant to Section 13.13 of the Participation Agreement for Losses arising out of its indemnification obligations under Section 13.14 of the Participation Agreement shall not constitute Excepted Payments;

          (b) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 16.2, Section 16.3 or Articles XVII, XX or XXII of the Lease) payable under any Operative Document to reimburse the Lessor or any of its respective Affiliates (including the reasonable expenses of the Lessor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document, except to the extent that one or more Participants have indemnified the Lessor with respect thereto pursuant to the Participation Agreement;

          (c) any amount payable to the Lessor by any Participant or transferee permitted under the Operative Documents of the interest of the Lessor as the purchase price of such purchasing Participant's Participation Interest;

          (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) to which the Lessor is entitled under liability policies other than such proceeds or payments payable to the Agent;

          (e)  any insurance proceeds under policies maintained by the Lessor;

          (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

          (g) all right, title and interest of the Lessor to the Property (subject to the Lessee's rights under the Lease) or any portion thereof or any other property to the extent any of the foregoing has been released from the Lien of the Mortgage and the Assignment of Lease pursuant to the terms thereof following the payment of the Participant Balances of all of the Participants and all amounts due and owing to the Agent; and

          (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.
                                       -----------         ---

     "Excess Investment" of the Lessor means the excess (if any) of the
      -----------------
outstanding Participant Balance of the Lessor in the Property from time to time over the amount that would have been the Lessor's Participant Balance if, in connection with all Advances actually made under the Participation Agreement, all Participants had paid to the Lessor an amount equal to the product of (a) the aggregate amount of such Advances, multiplied by (b) their respective Commitment Percentages, as such excess may be determined by the Lessor. Absent the existence of a Defaulting Participant, a failure by Participant to make a payment required by Section 3.4 of the Participation Agreement or some other unexpected contingency, it is expected that the Lessor will have no Excess Investment.

     "Excess Proceeds" means the excess, if any, of the aggregate of all awards,
      ---------------
compensation or proceeds payable in connection with a Casualty or Condemnation over the sum of (a) the aggregate Asset Termination Value paid by the Lessee pursuant to Articles XIV and XV of the Lease with respect to such Casualty or Condemnation or the Residual Value Guarantee Amount paid by the Lessee pursuant to Section 16.1(b) or 24.1 of the Lease, plus (b) any unindemnifiable losses, costs, liabilities or expenses incurred by any Lessor Party (whether or not capitalized pursuant to Section 3.7(e) of the Participation Agreement) and the remainder of the Lease Balance remaining unpaid, if any, after any payments made pursuant to Section 16.1(b) or 24.1 of the Lease.

     "Excess Reimbursement" is defined in Section 11.7 of the Participation
      --------------------
Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "Existing Owner" means Agilent Technologies, a Delaware corporation.
      --------------

     "Expiration Date" means, as of any date of determination, the later of the
      ---------------
Initial Expiration Date or, if a Renewal Term has been granted, the Extended Expiration Date then in effect.

     "Expiration Date Purchase Obligation" means the Lessee's obligation,
      -----------------------------------
pursuant to Section 20.2 of the Lease, to purchase all (but not less than all) of the Property on the Expiration Date.

     "Extended Expiration Date" means a date following the Initial Expiration
      -------------------------
Date, in the event the first or second Renewal Term, as applicable, has been granted pursuant to Section 21.1 of the Lease, which date shall be as set forth in the most recent Extension Request delivered by the Agent pursuant to Section 3.6(b) of the Participation Agreement.

     "Extended Maturity Date" means a date following the Initial Maturity Date,
      ----------------------
in the event the Initial Maturity Date has been extended pursuant to Section 3.6(d) of the Participation

Agreement, which date shall be as set forth in the most recent Extension Notice delivered by the Agent.

     "Extension Effective Date" is defined in Section 3.6(b) of the
      -------------------------
Participation Agreement and Section 21.1 of the Lease.

     "Extension Request" is defined in Section 3.6(b) of the  Participation
      -----------------
Agreement.

     "Extension Response Date" is defined in Section 3.6(b) of the Participation
      -----------------------
Agreement.

     "Fair Market Sales Value" means, with respect to the Property, the amount,
      -----------------------
which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property. The Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Article XVII of the Lease and Section 13.2 of the Participation Agreement, the Property is in the condition and state of repair required under
Section 10.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Documents.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means that certain commitment and fee letter dated April 4,
      ----------
2001 between the Agent and the Lessee.

     "Financial Officer Certification" means, with respect to any financial
     --------------------------------
statement for which such certification is required, the certification of the chief financial officer, treasurer, vice-president of finance or such other executive officer of the Lessee designated by the chief financial officer of the Lessee, that such financial statement fairly presents, in all material respects, the financial condition of the Lessee and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, as applicable.

     "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.
      --------------

     "Fiscal Year" means the fiscal year of the Lessee and its Subsidiaries
      -----------
ending on January 31 of each calendar year.

     "Fixtures" means all fixtures relating to the Improvements, if any,
      --------
including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "Fixed Charges" shall mean, for any period, the sum, without duplication,
      -------------
determined on a consolidated basis of (a) Interest Expense of the Lessee and its Subsidiaries for the four Fiscal Quarters ended as of the last day of such period, plus (b) all taxes paid or payable in cash by the Lessee and its
        ----
Subsidiaries to any Governmental Authority during the four Fiscal Quarters ended as of the last day of such period plus (c) the principal component of all
                                  ----
obligations in respect of Capital Leases paid or payable by the Lessee and its Subsidiaries during the four Fiscal Quarters ended as of the last day of such period.

     "Foreclosure Sale" is defined in Section 17.4 of the Lease.
      ----------------

     "Foreign Subsidiary" means any Subsidiary that is not a Domestic
      ------------------
Subsidiary.

     "Fully Indemnifiable Event" means the occurrence of any of the following
      -------------------------
events: (i) a Lease Event of Default specified in Section 17.1(f) or (g) of the Lease, or (ii) the Lessee has committed fraud, misapplication of funds, illegal acts or willful misconduct in respect of the Property, the Operative Documents or any actions or transactions in connection therewith.

     "Funded Indebtedness" of any Person shall mean, without duplication:
      -------------------

               (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases), other than trade payables incurred by such Person in the ordinary course of its business on ordinary terms and overdue.

               (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

               (d) All obligations of such Person as lessee under or with respect to Capital Leases;

provided, that the principal amount of any Convertible Subordinated Debt shall
--------
be excluded from Funded Indebtedness.

     "Funded Indebtedness/EBITDA Ratio" shall mean, with respect to Lessee for
      --------------------------------
any period, the ratio determined on a consolidated basis in accordance with GAAP, of:

               (a) the Funded Indebtedness of Lessee and its Subsidiaries on the last day of such period;

                                      to
                                      --

               (b)  the EBITDA for such period.

     "Funding Date" means any Business Day on which Advances are funded or
      ------------
deemed funded pursuant to the Participation Agreement.

     "Funding Office" means the office of each Participant identified on
      --------------
Schedule II to the Participation Agreement as its Funding Office.

     "Funding Request" is defined in Section 3.4 of the Participation Agreement.
      ---------------

     "GAAP" means United States generally accepted accounting principles
      ----
(including principles of consolidation), in effect from time to time, consistently applied.

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Gross Proceeds" is defined in Section 22.1(k) of the Lease.
      --------------

     "Guaranty Obligation" shall mean, with respect to any Person, any direct or
      -------------------
indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of
                                                     -------------------
another Person (the "primary obligor"), including any obligation of that Person,
                     ---------------
whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

     "Hazardous Activity" means any activity, process, procedure or undertaking
      ------------------
that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

     "Hazardous Condition" means any condition that violates or threatens to
      -------------------
violate, or that results in or threatens noncompliance with, any Environmental Law.

     "Hazardous Substance" means any of the following: (i) any petroleum or
      -------------------
petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "Historical Financial Statements" means as of the Syndication Closing Date,
      -------------------------------
(i) the audited financial statements of the Lessee and its Subsidiaries, for the immediately preceding three Fiscal Years, consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Years, (ii) the unaudited financial statements of the Lessee and its Subsidiaries as at the most recently ended Fiscal Quarter, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for the three-, six- or nine-month period, as applicable, ending on such date, and, in the case of clauses (i) and (ii), together with a
                                         -----------     ----
Financial Officer Certification.

     "Impositions"  means, except to the extent described in the following
      -----------
sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings imposed by any Governmental Authority in the United States ("Taxes") including (i) real and personal property taxes, including
         -----
personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, mortgage taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, gross or net income, value added, gross receipts, privilege and doing business taxes, license and registration fees; (vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any Governmental Authority succeeding to or performing functions similar to, the PBGC, and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the

Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) the Property or any portion thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on or in, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Property or any portion thereof or interest therein; (c) the Participation Interests with respect to the Property or any portion thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any portion thereof or interest therein; (e) the Operative Documents, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any portion thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Property Purchase Agreement) relating to the construction, acquisition or delivery of any improvements or any portion thereof or interest therein; or (h) otherwise in connection with the transactions contemplated by the Operative Documents.

     The term "Imposition" shall not mean or include:

          (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed on an Indemnitee by the United States federal government or any foreign government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes and including Taxes which are expressly in substitution for, or relieve such Indemnitee from, any actual Taxes based upon or measured by any of the foregoing) of such Person; provided, that this clause (i) shall not be interpreted to prevent a
     --------
     payment from being made on an After Tax Basis if such payment is otherwise required to be so made and provided, further that this clause (i) shall not
                                --------  -------           ----------
     limit or expand the Lessee's obligations under Section 13.5(e), (g) or (h) or Section 13.10 of the Participation Agreement; and provided, further, that this clause (i) shall not limit the Lessee's obligations under
               ----------
     Section 13.5(d) of the Participation Agreement;

          (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are franchise taxes or are based upon or measured by net income or net receipts (including Taxes which are expressly in substitution for, or relieve such Indemnitee from, any actual Tax based upon or measured by any of the foregoing) except that this clause (ii)
                                                                -----------
     shall not apply to (and thus shall not exclude) any such Taxes and Impositions imposed on an Indemnitee with respect to the transactions contemplated by the Operative Documents by a state (or any local taxing authority thereof or therein) by reason of the transactions contemplated by the Operative Documents being characterized by such state or local authority as something other than a loan; provided that this clause (ii)
                                               --------           -----------
     shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax or imposition that relates to any period prior to such termination and redelivery);

          (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 13.5 of the Participation Agreement;

          (v) any Taxes which are imposed on an Indemnitee as a result of the gross negligence or willful misconduct of such Indemnitee itself, but not Taxes imposed as a result of ordinary negligence of such Indemnitee; or

          (vi) Taxes imposed against an Indemnitee with respect to fees or compensation for services rendered.

Any Tax excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (vi) shall not be construed as constituting an Imposition by
-----------         ----
any provision of any other of the aforementioned clauses.

     "Improvements" means all buildings, structures, Fixtures, equipment, and
      ------------
other improvements of every kind, if any, existing and/or at any time and from time to time constructed on or under the Land Interest, together with any and all appurtenances to such buildings, structures, or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all modifications and other additions to or changes in the Improvements at any time.

     "Indebtedness" of any Person shall mean, without duplication:
      ------------

     (a) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

     (b) all obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases);

     (c) all obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

     (d) all obligations of such Person as lessee under or with respect to Capital Leases;

     (e) all non-contingent payment or reimbursement obligations of such Person under or with respect to Surety Instruments;

     (f) all net obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;

     (g) all Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a)-(f)
                                                                 ---------------
          above and all other Contingent Obligations of such Person; and

     (h)  all obligations of other Persons of the types described in clauses
                                                                     -------
          (a)-(f) above to the extent secured by (or for which any holder of
          -------
          such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

     "Indemnification Sections" is defined in Section 13.13 of the Participation
      ------------------------
Agreement.

     "Indemnified Party" is defined in Section 13.14(a) of the Participation
      -----------------
Agreement.

     "Indemnitee" means the Lessor, the Agent, the Participants, their
      ----------
respective Affiliates and their respective successors, permitted assigns, directors, shareholders, partners, officers, employees and agents, provided that
                                                                   --------
in no event shall the Lessee or any of its subsidiaries or affiliates be or be deemed to be an Indemnitee under the Operative Documents.

     "Initial Expiration Date" means the fifth anniversary of the Closing Date.
      -----------------------

     "Initial Maturity Date" means the fifth anniversary of the Closing Date.
      ---------------------

     "Insurance Requirements" means all terms and conditions of any insurance
      ----------------------
policy required by the Lease to be maintained by the Lessee, and all requirements of the issuer of any such policy.

     "Interest Coverage Ratio" shall mean, with respect to the Lessee as of any
      -----------------------
day, the ratio, determined on a consolidated basis, of (a) EBITDA for the period of four consecutive Fiscal Quarters of the Lessee ending on, or most recently preceding, such day, to (b) Fixed Charges for such period.

     "Interest Expenses" means, with respect to any Person for any period, the
      -----------------
sum determined on a consolidated basis in accordance with GAAP, of (a) all interest accruing on the Indebtedness of such Person during such period (including, without limitation, interest attributable to Capital Leases) plus
                                                                         ----
(b) all fees in respect of outstanding letters of credit payable by such Person and accruing during such period.

     "Interest Payment Advance" means any Advance made to fund the payment of
      ------------------------
interest or yield accruing on Advances prior to the Basic Term Commencement
Date.

     "Interest Period" means, with respect to any Advance based upon the
      ---------------
Eurodollar Rate:

          (a) initially, in the case of the Advance made on, and Advances outstanding on, the Syndication Closing Date, the period commencing three Business Days after the date on which the Lessee gives irrevocable written notice pursuant to Section 3.7(a) of the Participation Agreement of the Lessee's election to convert such Advances to Eurodollar Rate Advances and continuing one, two, three or six months thereafter, as selected by the Lessee in its Funding Request or other notice given with respect thereto, and, in the case of any other Advance, the period commencing on the Funding Date with respect to such Advance and ending one month thereafter; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one, two, three or six months thereafter, as selected by the Lessee by irrevocable notice to the Lessor and the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that, the foregoing provisions relating to Interest Periods are subject
--------
to the following:

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

          (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

          (iv) the Lessee shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance; and

          (v) if the Lessee shall fail to specify the length of any Interest Period for any Advance (including an Interest Payment Advance or any amount capitalized under the terms of Section 3.7(e) of the Participation Agreement), such Advance shall have an Interest Period of one month until such time as the Lessee shall specify an Interest Period therefor.

     "Investment" of any Person shall mean any loan or advance of funds by such
      ----------
Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other

Person (including any Guaranty Obligations of such Person and any indebtedness of such Person of the type described in clause (h) of the definition of
                                        ----------
"Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owned by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended, together with the rules and regulations promulgated thereunder.

     "Joint Venture" means a joint venture, partnership or other similar
      -------------
arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "Land Interest" means fee title to the parcel of real property described on
      -------------
Schedule I of the Lease Supplement and all Appurtenant Rights attached thereto.

     "Land Interest Acquisition Cost" means, with respect to the Land Interest,
      ------------------------------
the amount funded by the Lessor under the Participation Agreement to pay the Existing Owner for the purchase price of the Land Interest as set forth in the Acquisition Request therefor.

     "Land Interest Acquisition Date" means February 13, 2001.
      ------------------------------

     "Late Payment Rate" means the Overdue Rate.
      -----------------

     "Lease" means the Amended and Restated Master Lease, dated as of the
      -----
Syndication Closing Date, between the Lessor and the Lessee, together with the Lease Supplement thereto.

     "Lease Balance" means, as of any date of determination, an amount equal to
      -------------
the aggregate sum of the outstanding amount of the Advances (including all amounts capitalized under the terms of Section 3.7(e) of the Participation Agreement), plus (without duplication) all accrued and unpaid Basic Rent and all Supplemental Rent owing by the Lessee under the Operative Documents.

     "Lease Commencement Date" means the Basic Term Commencement Date.
      -----------------------

     "Lease Default" means any event or condition which, with the lapse of time
      -------------
or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" is defined in Section 17.1 of the Lease.
      ----------------------

     "Lease Supplement" means the Lease Supplement No. 1, Memorandum of Lease,
      ----------------
Deed of Trust and Security Agreement in the form attached as Exhibit A to the Lease, dated as of the Land Interest Acquisition Date, between the Lessor and the Lessee, together with all attachments and schedules thereto, as such Lease Supplement may be supplemented, amended or modified from time to time.

     "Lessee" means BEA Systems, Inc., a Delaware corporation, as lessee under
      ------
the Lease, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessor" means ABN AMRO Leasing, Inc., as Lessor under the Lease.
      ------

     "Lessor Financing Statements" means UCC financing statements appropriately
      ---------------------------
completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement, and assigned by Lessor to Agent.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of
      -----------
title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor which is not required by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify the Lessor, pursuant to Section 13.5 of the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

     "Lessor Losses" is defined in Section 13.13 of the Participation Agreement.
      -------------

     "Lessor Party" means the Lessor, the Agent and the Participants.
      ------------

     "Lessor's Sale" is defined in Section 17.4 of the Lease.
      -------------

     "Lien" means any mortgage, deed of trust, pledge, security interest,
      ----
encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any foreign or federal, state or local lien imposed pursuant to any Environmental Law.

     "Losses" is defined in Section 13.14(b) of the Participation Agreement.
      ------

     "Market Value" means with respect to any Equity Security as of any date of
      ------------
determination, the last reported sale price during regular trading for such security on such date on the applicable primary securities exchange or trading market for such security or, if not so reported, the average of the high bid and low asked price for such security on such exchange or market.

     "Marketing Period" means the period commencing on the date one hundred
      ----------------
eighty (180) days prior to the Expiration Date and ending on the Expiration
Date.

     "Material", "Materially", and "Material Adverse Effect" means a material
      --------    ----------        -----------------------
adverse effect upon (i) financial condition of the Lessee and its Subsidiaries, taken as a whole, (ii) the ability of the Lessee to perform its obligations under any of the Operative Documents to which it is a party, (iii) the value or utility of the Property or the Lessor's interests therein or title thereto, or
(iv) the ability of the Lessor, the Agent or the Participants to enforce any of its rights or remedies under any Operative Document.

     "Material Environmental Amount" means an amount payable by the Lessee
      -----------------------------
and/or its Subsidiaries in excess of 10% of the original Property Cost for remedial costs, non-routine compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

     "Materials of Environmental Concern" means any gasoline or petroleum
      ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Maturity Date" means, as of any date of determination, the later of  the
      -------------
Initial Maturity Date or, if an extension of the Initial Maturity Date has been granted pursuant to Section 3.6(b) of the Participation Agreement, the Extended Maturity Date then in effect.

     "Modifications" is defined in Section 11.1(a) of the Lease.
      -------------

     "Moody's" means Moody's Investor Services, Inc.
      -------

     "Mortgage" means, with respect to the Property, a Deed of Trust, Security
      --------
Agreement, Fixture Filing and Financing Statement substantially in the form attached as Exhibit O to the Participation Agreement, made by the Lessor to Chicago Title Insurance Company, as Trustee for the benefit of the Agent for the benefit of the Participants and satisfactory in form and substance to the Agent and the Required Participants in order to create a mortgage lien on the Lessor's fee interest in the Land Interest thereon.

     "Multiemployer Plan" means any Employee Benefit Plan which is a
      ------------------
"multiemployer plan" as defined in Section 3(37) of ERISA.

     "Net Proceeds" means all amounts paid in connection with any Casualty or
      ------------
Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or the Lessor is entitled to be reimbursed pursuant to the Lease.

     "Net Proceeds of Equity Securities" shall mean the aggregate consideration
      ---------------------------------
received from the sale or issuance of any such Equity Security less the sum of the actual amount of the customary fees and commissions payable to Persons other than the issuer of the Equity Security or any Affiliate of such issuer and the reasonable expenses and other customary costs and expenses directly related to such sale or issuance that are to be paid by the issuer.

     "Net Sales Proceeds" means the gross proceeds actually received by the
      ------------------
Lessor upon any sale by the Lessor of any part of the Property pursuant to Articles XVII or XXII of the Lease, including, without limitation, (i) any such payments made to the Lessor by the Lessee or any purchaser, (ii) any Shortfall Amount paid to the Lessor by the Lessee pursuant to Section 13.2 of the Participation Agreement, and (iii) any interest or yield paid by the Lessee to the Lessor on past due amounts under the Lease; but excluding any payments applied by the Lessor to pay, or received by the Lessor as reimbursement for, bona fide costs of the sale and further excluding any excess net sales proceeds received from a purchaser that the Lessor is required to pay over to the Lessee. In the event that for any reason whatsoever, including a default by the Lessee, the Lessor does not sell the Property pursuant to the Lease on the Designated Payment Date, "Net Sales Proceeds" shall nonetheless include any Shortfall Amount required to be paid pursuant to Section 13.2 of the Participation Agreement and actually received by the Lessor. Further, if the Lessor does not sell the Property pursuant to the Lease, then "Net Sales Proceeds" shall also include the excess, if any, of:

          (a) all rents and all sales, condemnation and insurance proceeds actually received by the Lessor from any sale or lease after the Designated Payment Date of any interest in, or because of any subsequent taking or damage to, the Property; over

          (b) the sum of (i) all costs of collecting the rents and proceeds described in the preceding clause (a) plus (ii) all ad valorem taxes, insurance premiums and other costs of every kind incurred by the Lessor with respect to the ownership, operation or maintenance of the Property.

     "New Participants" means, collectively, the New Tranche A Participants and
      ----------------
the New Tranche B Participants.

     "New Tranche A Participants" means each of the Tranche A Participants
      --------------------------
(other than the Original Tranche A Participant) listed on Schedule I of the Participation Agreement as of the Syndication Closing Date.

     "New Tranche B Participants" means each of the Tranche B Participants
      --------------------------
(other than the Original Tranche B Participant) listed on Schedule I of the Participation Agreement as of the Syndication Closing Date.

     "Non-Consenting Participant" means any Participant which has denied, or is
      --------------------------
deemed to have denied, an Extension Request pursuant to Section 3.6 of the Participation Agreement.

     "Operating Profit"  shall mean, with respect to the Lessee for any period,
      ----------------
the net result of subtracting from the revenues of the Lessee for such period the following with respect to the Lessee for such period: (i) cost of goods sold; (ii) operating expenses; (iii) depreciation; and (iv) amortization, but with no deduction or addition for the following: (i) in-process research and development charges; (ii) non-recurring one-time charges; (iii) goodwill impairment charges; (iv) operating losses derived from an acquired entity; (v) interest income or interest expense; and (vi) foreign currency transaction gains or losses.

     "Operative Documents" means the following:
      -------------------

          (a)  the Participation Agreement;

          (b)  the Lease and the Lease Supplement;

          (c)  the Cash Collateral Agreement and the Control Agreement;

          (d) the Property Purchase Agreement, the Assignment of Purchase Agreement and the Deed;

          (e)  the Assignment of Lease;

          (f)  the Consent to Assignment;

          (g)  the Mortgage; and

          (h)  the Settlement Statement.

     "Original Cash Collateral Agreement" means the Cash Collateral Agreement
      ----------------------------------
dated as of the Closing Date among the Lessee, the Lessor and the Agent.

     "Original Executed Counterpart" is defined in Section 31.8 of the Lease.
      -----------------------------

     "Original Lease" means the Master Lease, dated as of the Closing Date,
      --------------
between the Lessor and the Lessee, together with the Lease Supplement thereto.

     "Original Operative Documents" means the Original Participation Agreement
      ----------------------------
and the other "Operative Documents" as that term is defined in Appendix 1 to the Original Participation Agreement.

     "Original Participants" means the Lessor and ABN AMRO Bank N.V.
      ---------------------

     "Original Participation Agreement" means the Participation Agreement, dated
      --------------------------------
as February 13, 2001, among the Lessee, the Lessor, the Original Participants and the Agent.

     "Original Tranche A Participant" means ABN AMRO Bank N.V.
      ------------------------------

     "Original Tranche B Participant" means ABN AMRO Bank N.V.
      ------------------------------

     "Outstanding Tranche A Participation Interests" means the amount of the
      ---------------------------------------------
outstanding Tranche A Participation Interests as of the Syndication Closing Date immediately prior to giving effect to the transaction occurring on the Syndication Closing Date.

     "Outstanding Tranche B Participation Interests" means the amount of the
      ---------------------------------------------
outstanding Tranche B Participation Interests as of the Syndication Closing Date immediately prior to giving effect to the transaction occurring on the Syndication Closing Date.

     "Overdue Rate" means, with respect to the Advances, fees or any other
      ------------
payment due under the Operative Documents, the interest or yield rate then applicable to the Advances plus 2% per annum; provided, the Overdue Rate shall not, notwithstanding anything to the contrary contained in the Operative Documents, or exceed the maximum rate of interest permitted by Applicable Law.

     "Partial Purchase Option" is defined in Section 20.1 of the Lease.
      -----------------------

     "Partial Purchase Option Price" is defined in Section 20.1 of the Lease.
      -----------------------------

     "Participant Balance" means for each Participant the sum of its Tranche A
      -------------------
Participant Balance, its Tranche B Participant Balance and its Tranche C Participant Balance.

     "Participant's Letter" is defined in Section 12.1(b) of the Participation
      --------------------
Agreement.

     "Participants" means the Lessor, ABN AMRO Bank N.V., the New Participants
      ------------
and each Person executing the Participation Agreement or a Participant's Letter as a Participant and purchasing a Participation Interest in the transactions contemplated by the Participation Agreement and the other Operative Documents.

     "Participation Agreement" means the Amended and Restated Participation
      -----------------------
Agreement, dated as of the Syndication Closing Date, among the Lessee, the Lessor, the Participants and the Agent.

     "Participation Interest" means, as to each Tranche A Participant and
      ----------------------
Tranche B Participant, a participation interest or, as to each Tranche C Participant, an equity interest, in the Advances and the Lease and the right to receive that percentage of the following payments actually received by the Lessor from or on behalf of the Lessee as is set forth on Schedule I to the Participation Agreement under the column heading "Commitments," subject to the provisions of Sections 3.10 through 3.20 and Section 11 of the Participation
Agreement: (i) Basic Rent, (ii) Supplemental Rent, (iii) Asset Termination Value, (iv) Purchase Option Price or Partial Purchase Option Price, (v) Net Sales Proceeds, (vi) Residual Value Guarantee Amount, (vii) any Shortfall Amount required to be paid pursuant to Section 13.2 of the Participation Agreement, and
(viii) any other payments in respect of indemnities (to the extent such participant is an Indemnitee) or the exercise of remedies under the Operative Documents, excluding, however, (x) any Excepted Payments and (y) as to a particular Participant, any payments on account of any Advances (including any amounts capitalized under the terms of the Participation Agreement) and interest or yield thereon for which the Lessor has not received payment from such Participant of such Participant's Commitment Percentage thereof.

     "Payment Date" means (a) any Scheduled Payment Date and (b) any date on
      ------------
which interest is payable pursuant to Section 3.7(b) of the Participation Agreement in connection with any prepayment of the Advances.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer
      ------------
Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

     "Permitted Exceptions" means (i) Liens of the type described in clause (b)
      --------------------                                           ----------
of the definition of Permitted Liens set forth below, (ii) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents, including any Lien securing obligations under the Operative Documents, (iii) statutory Liens of mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue, or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in accordance with the provisions of
Article XIII of the Lease, (iv) Liens and exceptions to title described on the title insurance policies in respect of the Property delivered, and accepted by the Agent and the Lessor, on the Land Interest Acquisition Date pursuant to
Section 6.1(g) of the Participation Agreement (including future dedications under the CC&Rs as in effect on the Closing Date or thereafter approved by the Agent, (v) leases and licenses in effect with respect to the Property which are permitted by the Lease, and (vi) all non-monetary encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than any such encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title which, in the reasonable assessment of the Lessor, materially impair the value of the Property or the use of the Property for its intended purpose.

     "Permitted Liens" means the following Liens, subject however, in the case
      ---------------
of the Property, to the terms of the Lease:

     (a) Liens in favor of the Lessor, the Agent or any Participant under the Operative Documents;

     (b) Liens for taxes, assessments or governmental charges or claims not yet due or (i) other than in the case of the Property, with respect to which the Lessee or its Subsidiaries are taking each of the actions required pursuant to Section 10.1(a)(iii) of the Participation Agreement, and (ii) in the case of the Property, which are being properly contested in accordance with Section 13.1 of the Lease, but only for so long as the requirements of Section 13.1 of the Lease continue to be satisfied;

     (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

     (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect thereto or on account thereof;

     (e) easements, rights-of-way, zoning restrictions, encroachments, imperfections and other minor defects or irregularities in title, which, individually or in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Lessee or any of its Subsidiaries;

     (f) Liens on property or assets of any corporation which becomes a Subsidiary of the Lessee or on any property or assets acquired by the Lessee or any of its Subsidiaries after the Closing Date, provided
                                                                    --------
          that (A) such Liens exist at the time the stock of said corporation or assets or property is or are acquired by the Lessee and (B) such Liens were not created in contemplation of such acquisition by the Lessee or Subsidiary;

     (g) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property;

     (h) licenses of patents, trademarks and other intellectual property rights granted by the Lessee or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of the Lessee or such Subsidiary;

     (i)  judgment liens not constituting a Lease Event of Default pursuant to
          Section 17.1(h) of the Lease;

     (j) Liens described in Schedule 10.1(b)(ii) to the Participation Agreement and existing on the Closing Date;

     (k) Liens securing Indebtedness (other than Convertible Subordinate Debt) permitted pursuant to Section 10.1(b)(i)(H), 10.1(b)(i)(I) and 10.1(b)(i)(K) of the Participation Agreement; provided, in the case of
                                                        --------
          Indebtedness permitted by Section 10.1(b)(i)(H) or Section 10.1(b)(i)(I) of the Participation Agreement, any Lien permitted hereby shall encumber only the asset acquired with the proceeds of such Indebtedness and such Liens do not secure any other Indebtedness; and

     (l) any extension or replacement of any of the foregoing in accordance with the terms thereof;

provided, (i) any Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA, and (ii) any Lien relating to or imposed in connection with any Environmental Claim, in each case is expressly prohibited hereunder.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity.

     "Personal Property Collateral" is defined in Section 17.4 of the Lease.
      ----------------------------

     "Project Costs" means "project costs" within the meaning of such term under
      -------------
GAAP in effect on the date of the Participation Agreement.

     "Property" means the Land Interest.
      --------

     "Property Acquisition Cost" means, with respect to any portion of the
      -------------------------
Property, the amount funded by the Lessor under the Participation Agreement to pay the Existing Owner for the purchase price of such portion of the Property as set forth in the Acquisition Request therefor.

     "Property Cost" means with respect to the Property, the aggregate amount of
      -------------
the Property Acquisition Costs plus (i) any Transaction Expenses to the extent
                               ----
paid or reimbursed with the proceeds of an Advance, as set forth in the Acquisition Request and Funding Requests therefor (ii) interest and yield on the Advances funded by an Interest Payment Advance and amounts funded by one or more Lessor Parties and capitalized under Section 3.7(e)(iii) of the Participation Agreement.

     "Property Purchase Agreement" means the Purchase and Sale Agreement dated
      ---------------------------
February 1, 2001, between Existing Owner, as seller, and Lessee, as Buyer, which has been assigned to Lessor pursuant to the Assignment and Assumption of Purchase Agreement, including, without limitation, the CC&Rs that were recorded under the Property Purchase Agreement.

     "Purchase Money Indebtedness" means Indebtedness that is secured by (i) a
      ---------------------------
purchase money security interest pursuant to the UCC or (ii) another lien under Applicable Law, which Indebtedness secured by such other lien has the characteristics of the Indebtedness secured by the security interest described in clause (i) of this definition.
   ----------

     "Purchase Notice" is defined in Section 20.1 of the Lease.
      ---------------

     "Purchase Option" is defined in Section 20.1 of the Lease.
      ---------------

     "Purchase Option Price" is defined in Section 20.1 of the Lease.
      ---------------------

     "Qualified Securities" is defined in the Cash Collateral Agreement.
      --------------------

     "Quick Ratio" shall mean, with respect to the Lessee at any time, the
      -----------
ratio, determined on a consolidated basis in accordance with GAAP, of:

     (a) the sum (without duplication) of all unencumbered cash, Cash Equivalents and net accounts receivable of the Lessee and its Subsidiaries at such time, to
                                      --

     (b) the liabilities of the Lessee and its Subsidiaries at such time (including liabilities of the Lessee and its Subsidiaries in connection with synthetic leases and other off-balance sheet Funded Indebtedness) maturing within one year.

     (In calculating the Quick Ratio, Cash Equivalents and short-term investments shall be marked to market quarterly).

     "Rate Contracts" shall mean swap agreements (as that that term is defined
      --------------
in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

     "Real Property Collateral" is defined in Section 17.4 of the Lease.
      ------------------------

     "Release" means any release, pumping, pouring, emptying, injecting,
      -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

     "Remarketing Option" is defined in Section 22.1 of the Lease.
      ------------------

     "Renewal Effective Date" is defined in Section 21.1(a) of the Lease.
      ----------------------

     "Renewal Option" is defined in Section 21.1(a) of the Lease.
      --------------

     "Renewal Request" is defined in Section 21.1(a) of the Lease.
      ---------------

     "Renewal Response Date" is defined in Section 21.1(a) of the Lease.
      ---------------------

     "Renewal Term" means a renewal term of one year immediately following the
      ------------
Initial Expiration Date or the Extended Expiration Date, as the case may be, in the event the Lessee has exercised a Renewal Option pursuant to Section 21.1 of the Lease and such Renewal Request has been granted in accordance with the terms of the Lease.

     "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in
      ----
each case payable under the Lease.

     "Replacement Participant" is defined in Section 3.6(c) of the Participation
      -----------------------
Agreement.

     "Requesting Party" is defined in Section 26.1 of the Lease.
      ----------------

     "Required Modification" is defined in Section 11.1(a) of the Lease.
      ---------------------

     "Required Participants" means, at any time, Participants the Commitment
      ---------------------
Percentages of which aggregate at least 66 2/3% of the Total Commitments. In the case of a declaration of an Event of Default arising out of a violation of the terms and conditions of the Cash Collateral Agreement or action to be taken by the Agent or the Lessor pursuant thereto, including any action under the Cash Collateral Agreement or the Control Agreement, Required Participants means the Tranche A-2 Participants and Tranche B-2 Participants, the Commitment Percentages of which aggregate to 66 2/3% of the aggregate Tranche A-2 Participation Interest Commitment and the aggregate Tranche B-2 Participation Interest Commitment.

     "Required Value" is defined in Section 1.01 of the Cash Collateral
      --------------
Agreement.

     "Requirement of Law" means all Federal, foreign, state, county, municipal
      ------------------
and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property or the construction or use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) 1201 et. seq. and any other similar Federal, foreign, state or
                   --  ---
local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental
Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 12.2 of the Lease.

     "Residual Value Guarantee Amount" means, as of any date of determination,
      -------------------------------
(A) prior to the Basic Term Commencement Date, an amount equal to the sum of (i) land acquisition costs for the Property of $298,976,106.21, as derived from the Settlement Statement, plus (ii) 89.9% of all other properly capitalized Project Costs as of such date; and (B) from and after the Basic Term Commencement Date, an amount equal to the Lease Balance, provided, however, that if any amount has
                                      --------  -------
been capitalized pursuant to clause (ii) of Section 3.7(e) of the Participation
                             -----------
Agreement, then the Residual Value Guarantee Amount shall be recomputed such that (a) the Lessee is not deemed under GAAP to be the owner of the Property and
(b) from the Lessee's perspective the Lease qualifies as an operating lease in accordance with GAAP in effect on the date of the Participation Agreement.

     "Response Actions" means remove, removal, remedy, and remedial action as
      ----------------
those terms are defined in CERCLA, 42 U.S.C. (S) 9601.

     "Responsible Officer" means, with respect to the Lessee, the chief
      -------------------
executive officer, the president, any executive vice president, the chief financial officer and the treasurer.

     "Responsible Officer's Certificate" means a certificate of the Lessee
      ---------------------------------
signed by any Responsible Officer of the Lessee, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

     "Scheduled Payment Date" means (a) as to any Advance having an Interest
      ----------------------
Period of one, two or three months, the last day of such Interest Period, and
(b) as to any Advance having an Interest Period longer than three months, the last day of the first three month period in such Interest Period and the last day of such Interest Period.

     "SEC" means the Securities and Exchange Commission and any successor
      ---
thereto.

     "Securities Act" means the Securities Act of 1933, as amended, together
      --------------
with the rules and regulations promulgated thereunder.

     "Security Documents" means the collective reference to the Mortgage, the
      ------------------
Assignment of Lease, the Cash Collateral Agreement and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor to the Agent and the Participants under the Participation Agreement or of the Lessee to the Lessor under the Lease.

     "Settlement Statement" means the final settlement statement issued on
      --------------------
February 13, 2001 by Chicago Title Company to the Lessor and the Lessee.

     "Shortfall Amount" means, as of the Expiration Date, the amount that the
      ----------------
aggregate Asset Termination Value will exceed the aggregate of the Net Sales Proceeds and the Residual Value Guarantee Amount upon the completion of a sale of the Property pursuant to Article XXII of the Lease.

     "Significant Casualty" means (i) a Casualty that results in an insurance
      --------------------
settlement on the basis of a total loss, or a constructive or compromised total loss, or (ii) a Casualty that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered by the Lessee to the Lessor pursuant to Section 16.1 of the Lease) either (a) renders the Property unsuitable for continued use as a commercial property of the type of such property immediately prior to such Casualty or (b) is so substantial in nature that restoration of the Property to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

     "Significant Condemnation" means (i) a Condemnation that involves a taking
      ------------------------
of the Lessor's entire title to the Land Interest, (ii) a Condemnation that results in loss of possession of the Property by the Lessee for a period in excess of one hundred eighty (180) consecutive days, or (iii) a Condemnation that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered by the Lessee to the Lessor pursuant to Section 16.1 of the Lease) either (a) renders the Property unsuitable for continued use as commercial property of the type of such property immediately prior to such Condemnation or (b) is such that restoration of the Property to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

     "Significant Event" means, as the case may be, (i) a Significant Casualty,
      -----------------
(ii) a Significant Condemnation, (iii) an event where the restoration of the Property subject to a Casualty or Condemnation shall not be completed prior to the earlier of (A) the 180th day prior to the Expiration Date or (B) twelve (12) months following the occurrence of such Casualty or Condemnation or (iv) the occurrence of an Environmental Violation where the costs to clean up or remediate the same are reasonably estimated by the Lessee to exceed 30% of Asset Termination Value.

     "Sub-Participant" "Sub-Participant" is defined in Section 12.2(a) of the
      ---------------   ---------------
Participation Agreement.

     "Subsidiary" of any Person shall mean (a) any corporation of which more
      ----------
than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, or other Person of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture, business trust or other person is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries or (c) any other Person included in the financial statements of such Person on a consolidated basis. The term "Subsidiary" as used in the Operative Documents shall refer to a Subsidiary of the Lessee unless otherwise expressly required.

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      ------------------
than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor or any other Person under the Lease or any of the other Operative Documents, including, without limitation, and without duplication, payments of the Residual Value Guarantee Amount, any Shortfall Amount payable pursuant to Section 13.2 of the Participation Agreement and payments pursuant to Sections 16.1(b), 16.1(c), 16.2, 16.3, 17.2(i), or 17.6 of the Lease and Articles XX and XXII of the Lease.

     "Surety Instruments" shall mean all letters of credit (including standby
      ------------------
and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

     "Syndication Closing Date" is defined in Section 2 of the Participation
      ------------------------
Agreement.

     "Taxes" is defined in the definition of Impositions.
      -----

     "Term" is defined in Section 2.3 of the Lease.
      ----

     "Termination Date" is defined in Section 15.1(d), 16.1(c), 16.2(a) and
      ----------------
17.2(e) of the Lease.

     "Termination Notice" is defined in Section 16.1 of the Lease.
      ------------------

     "Total Commitment" means the amount set forth as such in Schedule I to the
      ----------------
Participation Agreement or, if such amount is reduced or increased pursuant to
Section 3.6 of the Participation Agreement, the amount as so reduced or increased.

     "Tranche A Participant" means a Tranche A-1 Participant or a Tranche A-2
      ---------------------
Participant.

     "Tranche A Participant Balance" means for any Tranche A Participant as of
      -----------------------------
any date an amount equal to the sum of its Tranche A-1 Participant Balance and its Tranche A-2 Participant Balance.

     "Tranche A Participation Interests" means collectively, the Tranche A-1
      ---------------------------------
Participation Interest and the Tranche A-2 Participation Interest.

     "Tranche A Participation Interest Commitment" means collectively, the
      -------------------------------------------
Tranche A-1 Participation Interest Commitment and the Tranche A-2 Participation Interest Commitment.

     "Tranche A-1 Participant Balance" means for each Tranche A-1 Participant as
      -------------------------------
of any date of determination an amount equal to the sum of such Participant's Tranche A-1 Participation Interest as of such date in all outstanding Advances, together with all accrued and unpaid interest thereon and all other amounts owed to such Tranche A-1 Participant under the Operative Documents.

     "Tranche A-1 Participants" means those Participants maintaining a Tranche
      ------------------------
A-1 Participation Interest Commitment and purchasing a Tranche A-1 Participation Interest in the Advances.

     "Tranche A-1 Participation Interest" means, as to each Tranche A-1
      ----------------------------------
Participant as of any date of determination, such Participant's Tranche A-1 Participation Interest Commitment Percentage then in effect, multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche A-1 Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement.

     "Tranche A-1 Participation Interest Commitment" is defined in Section 3.5
      ---------------------------------------------
of the Participation Agreement.

     "Tranche A-1 Participation Interest Commitment Percentage" means (i) with
      --------------------------------------------------------
respect to all Tranche A-1 Participants in the aggregate, and (ii) with respect to each Tranche A-1 Participant, the percentage of the aggregate Commitments set forth as such in Schedule I to the Participation Agreement under the column heading "Commitments."

     "Tranche A-1 Proportionate Share" means the percentage of the aggregate
      -------------------------------
Commitments set forth in Schedule I to the Participation Agreement.

     "Tranche A-2 Participant Balance" means for each Tranche A-2 Participant as
      -------------------------------
of any date of determination an amount equal to the sum of such Participant's Tranche A-2 Participation Interest as of such date in all outstanding Advances, together with all accrued and unpaid interest thereon and all other amounts owed to such Tranche A-2 Participant under the Operative Documents.

     "Tranche A-2 Participants" means those Participants maintaining a Tranche
      ------------------------
A-2 Participation Interest Commitment and purchasing a Tranche A-2 Participation Interest in the Advances.

     "Tranche A-2 Participation Interest" means, as to each Tranche A-2
      ----------------------------------
Participant as of any date of determination, such Participant's Tranche A-2 Participation Interest Commitment Percentage then in effect, multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche A-2 Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement.

     "Tranche A-2 Participation Interest Commitment" is defined in Section 3.5
      ---------------------------------------------
of the Participation Agreement.

     "Tranche A-2 Participation Interest Commitment Percentage" means (i) with
      --------------------------------------------------------
respect to all Tranche A-2 Participants in the aggregate, and (ii) with respect to each Tranche A-2 Participant, the percentage of the aggregate Commitments set forth as such in Schedule I to the Participation Agreement under the column heading "Commitments."

     "Tranche A-2 Proportionate Share" means the percentage of the aggregate
      -------------------------------
Commitments set forth in Schedule I to the Participation Agreement.

     "Tranche B Participant" means a Tranche B-1 Participant or a Tranche B-2
      ---------------------
Participant.

     "Tranche B Participant Balance" means for any Tranche B Participant as of
      -----------------------------
any date an amount equal to the sum of its Tranche B-1 Participant Balance and its Tranche B-2 Participant Balance.

     "Tranche B Participation Interests" means, collectively, the Tranche B-1
      ---------------------------------
Participation Interest and the Tranche B-2 Participation Interest.

     "Tranche B Participation Interest Commitment" means, collectively, the
      -------------------------------------------
Tranche B-1 Participation Interest Commitment and the Tranche B-2 Participation Interest Commitment.

     "Tranche B-1 Participant Balance" means for each Tranche B-1 Participant as
      -------------------------------
of any date of determination an amount equal to the sum of such Participant's Tranche B-1 Participation Interest as of such date in all outstanding Advances, together with all accrued and unpaid interest thereon and all other amounts owed to such Tranche B-1 Participant under the Operative Documents.

     "Tranche B-1 Participants" means those Participants maintaining a Tranche
      ------------------------
B-1 Participation Interest Commitment and purchasing a Tranche B-1 Participation Interest in the Advances.

     "Tranche B-1 Participation Interest" means, as to each Tranche B-1
      ----------------------------------
Participant as of any date of determination, such Tranche B-1 Participant's Tranche B-1 Participation Interest Commitment Percentage then in effect multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche B-1 Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement.

     "Tranche B-1 Participation Interest Commitment" is defined in Section 3.5
      ---------------------------------------------
of the Participation Agreement.

     "Tranche B-1 Participation Interest Commitment Percentage" means (i) with
      --------------------------------------------------------
respect to all Tranche B-1 Participants in the aggregate, and (ii) with respect to each Tranche B-1 Participant, the percentage of the aggregate Commitments set forth as such in Schedule I to the Participation Agreement under the column heading "Commitments."

     "Tranche B-1 Proportionate Share" means the percentage of the aggregate
      -------------------------------
Commitments set forth in Schedule I to the Participation Agreement.

     "Tranche B-2 Participant Balance" means for each Tranche B-2 Participant as
      -------------------------------
of any date of determination an amount equal to the sum of such Participant's Tranche B-2 Participation Interest as of such date in all outstanding Advances, together with all accrued and unpaid interest thereon and all other amounts owed to such Tranche B-2 Participant under the Operative Documents.

     "Tranche B-2 Participants" means those Participants maintaining a Tranche
      ------------------------
B-2 Participation Interest Commitment and purchasing a Tranche B-2 Participation Interest in the Advances.

     "Tranche B-2 Participation Interest" means, as to each Tranche B-2
      ----------------------------------
Participant as of any date of determination, such Tranche B-2 Participant's Tranche B-2 Participation Interest Commitment Percentage then in effect multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche B-2 Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement.

     "Tranche B-2 Participation Interest Commitment" is defined in Section 3.5
      ---------------------------------------------
of the Participation Agreement.

     "Tranche B-2 Participation Interest Commitment Percentage" means (i) with
      --------------------------------------------------------
respect to all Tranche B-2 Participants in the aggregate, and (ii) with respect to each Tranche B-2 Participant, the percentage of the aggregate Commitments set forth as such in Schedule I to the Participation Agreement under the column heading "Commitments."

     "Tranche B-2 Proportionate Share" means the percentage of the aggregate
      -------------------------------
Commitments set forth in Schedule I to the Participation Agreement.

     "Tranche C Equity Interest" means, as to each Tranche C Participant as of
      -------------------------
any date of determination, such Tranche C Participant's Tranche C Equity Interest Commitment Percentage then in effect multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche C Equity Interest Commitment Percentage under Section 3.4 of the Participation Agreement.

     "Tranche C Equity Interest Commitment" is defined in Section 3.5 of the
      ------------------------------------
Participation Agreement.

     "Tranche C Equity Interest Commitment Percentage" means (i) with respect to
      -----------------------------------------------
all Tranche C Participants at any time, 3% of the aggregate Commitments, and
(ii) with respect to each Tranche C Participant, the percentage of the Aggregate Commitments set forth in Schedule I to the Participation Agreement after such Participant's Tranche C Equity Commitment.

     "Tranche C Participant Balance" means for each Tranche C Participant as of
      -----------------------------
any date of determination an amount equal to the sum of such Participant's Tranche C Equity Interest as of such date in all outstanding Advances, together with all accrued and unpaid yield thereon and all other amounts owed to such Tranche C Participant under the Operative Documents.

     "Tranche C Participants" means those Participants maintaining a Tranche C
      ----------------------
Equity Interest Commitment and purchasing a Tranche C Equity Interest in the Advances.

     "Tranche C Proportionate Share" means the percentage set forth as such in
      -----------------------------
Schedule I to the Participation Agreement.

     "Transaction Expenses" means all costs and expenses incurred in connection
      --------------------
with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel for the Lessor and the Agent, in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of counsel, and (without duplication) the reasonable allocated cost of internal legal services and all disbursements of internal counsel of each of the Lessor, the Participants and the Agent in connection with (1) any amendment, supplement, waiver or consent with respect to any Operative Documents, and (2) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

          (c) any other reasonable fees, out-of-pocket expenses, disbursements or cost of the Lessor or the Agent incurred in connection with the transactions contemplated by the Operative Documents including any amounts paid to insurance consultants and the provisions for insurance required under Section 14.1 of the Lease;

          (d) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

          (e) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closing contemplated by the Operative Documents;

          (f)  all expenses relating to all Environmental Audits;

          (g) the Arrangement Fee, the Agent Fee, the Administration Fee, the Commitment Fees and the Upfront Fees payable to the Participants in respect of their Commitments; and

          (h)  any and all Appraisal fees.

     "UCC Financing Statements" means collectively the Agent Financing
      ------------------------
Statements and the Lessor Financing Statements.

     "Unencumbered Cash" means with respect to the Lessee, any of Lessee's Cash
      -----------------
or Cash Equivalents not encumbered by a Lien.

     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in
      -----------------------       ---
effect in any applicable jurisdiction.

     "Unused" means, with respect to the Total Commitment at any time, the
      ------
remainder of (a) the Total Commitment at such time minus (b) the aggregate amount of all Advances made prior to such time.

     "Upfront Fee" is defined in Section 4.3 of the Participation Agreement.
      -----------

     "Upfront Fee Payment Date" means (i) with respect to all Participants
      ------------------------
holding a Tranche A-1 Participation Interest Commitment, a Tranche B-1 Participation Interest Commitment on the Document Closing Date or a Tranche C Equity Interest Commitment, the Document Closing Date, and (ii) with respect to each other Participant becoming a Tranche A-1 Participant or Tranche B-1 Participant after the Syndication Closing Date pursuant to a purchase of a Tranche A-1 Participation Interest or a Tranche B-1 Participation Interest that is being converted from a Tranche A-2 Participation Interest or a Tranche B-2 Participation Interest in connection with such percentage pursuant to Section 3.7(f)(iii) of the Participation Agreement, the effective date of such purchase and conversion.

     "Upfront Fee Rate" means with respect to the Tranche A-1 Participation
      ----------------
Interests, Tranche B-1 Participation Interests and Tranche C Equity Interests, the rate set forth in the Fee Letter.

     "Value" is defined in Section 1.01 of the Cash Collateral Agreement.
      -----

     "Voluntary Retention of the Property" means any election made by the
      -----------------------------------
Lessor, either after the occurrence and continuance of a Lease Event of Default or upon a failure to sell the Property following the Lessee's exercise of the Remarketing Option, to keep the Property in the event in either such case, the Lessee has not exercised the Purchase Option and has returned the Property to the Lessor pursuant to Section 17.2(i) or Section 19.1(b) of the Lease and has made and caused to be made all payments to the Lessor required by the Operative Documents (including any Shortfall Amount payable pursuant to Section 13.2 of the Participation Agreement).

     "Wholly-Owned Domestic Subsidiary" means a Domestic Subsidiary of the
      --------------------------------
Lessee that is a Wholly-Owned Subsidiary.

     "Wholly-Owned Foreign Subsidiary" means a Foreign Subsidiary of the Lessee
      -------------------------------
that is a Wholly-Owned Subsidiary.

     "Wholly-Owned Subsidiary" means a Subsidiary of the Lessee, at least 99% of
      -----------------------
the capital stock of which (other than directors' qualifying shares) is owned by the Lessee or another Wholly-Owned Subsidiary.

     "Within the Lessee's Control" means, with respect to any event or
      ---------------------------
circumstance, that such event or circumstance was caused by or arose from (a) any failure by the Lessee to comply with any of its obligations under the Operative Documents (including all insurance obligations), (b) any representation or warranty by the Lessee in any Operative Documents not being true, (c) any negligence or willful misconduct of the Lessee, or (d) any claim by any third party against the Lessor based upon the action or inaction of the Lessee, including the Lessee's contractors and subcontractors.